REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Variable Account D of Union Security Insurance Company and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Variable Account D of Union Security Insurance Company (the “Account”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Balanced Fund	Invesco V.I. Health Care Fund
American Century VP Capital Appreciation Fund	Invesco V.I. Technology Fund
AB VPS International Growth Portfolio	MFS® Growth Series
Invesco V.I. Core Equity Fund	MFS® High Yield Portfolio
Invesco V.I. International Growth Fund	MFS® Income Portfolio
Invesco V.I. Government Money Market Fund	Neuberger Berman AMT Short Duration Bond Portfolio
AB VPS Large Cap Growth Portfolio	Pioneer Fund VCT Portfolio
Allspring VT Omega Growth Fund	DWS CROCI® International VIP
(Formerly Wells Fargo VT Omega Growth Fund)	Pioneer Select Mid Cap Growth VCT Portfolio
Federated Hermes Fund for U.S. Government Securities II	VanEck VIP Emerging Markets Bond Fund
Federated Hermes High Income Bond Fund II	VanEck VIP Global Resources Fund
Federated Hermes Government Money Fund II	(Formerly VanEck VIP Global Hard Assets Fund)
Federated Hermes Quality Bond Fund II	Allspring VT Index Asset Allocation Fund
Federated Hermes Managed Volatility Fund II	(Formerly Wells Fargo VT Index Asset Allocation Fund)
Federated Hermes Kaufmann Fund II	Allspring VT International Equity Fund
Hartford Balanced HLS Fund	(Formerly Wells Fargo VT International Equity Fund)
Hartford Total Return Bond HLS Fund	Allspring VT Small Cap Growth Fund
Hartford Capital Appreciation HLS Fund	(Formerly Wells Fargo VT Small Cap Growth Fund)
Hartford Dividend and Growth HLS Fund	Allspring VT Discovery Fund
Hartford Disciplined Equity HLS Fund	(Formerly Wells Fargo VT Discovery Fund)
Hartford International Opportunities HLS Fund	Allspring VT Opportunity Fund
Hartford Ultrashort Bond HLS Fund	(Formerly Wells Fargo VT Opportunity Fund)
Hartford SmallCap Growth HLS Fund	Voya Global High Dividend Low Volatility Portfolio
Hartford Stock HLS Fund	NVIT Emerging Markets Fund
VY® JPMorgan Emerging Markets Equity Portfolio

We have also audited the accompanying statements of assets and liabilities of Hartford MidCap HLS Fund, BlackRock S&P 500 Index V.I. Fund, and Neuberger Berman AMT Sustainable Equity Portfolio, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Hartford MidCap HLS Fund	December 31, 2021	Year ended December 31, 2021	Year ended December 31, 2021 and the period from September 18, 2020 to December 31, 2020	Year ended December 31, 2021 and the period from September 18, 2020 to December 31, 2020

BlackRock S&P 500 Index V.I. Fund	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years ended December 31, 2021 and the period from April 20, 2018 to December 31, 2018
Neuberger Berman AMT Sustainable Equity Portfolio	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Two years ended December 31, 2021 and the period from April 30, 2019 to December 31, 2019

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Variable Account D of Union Security Insurance Company as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 13, 2022

We have served as the auditor of the Sub-Accounts that comprise Variable Account D of Union Security Insurance Company since
2002.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$5,344,050	$—	$—
class A	—	—	268,263	—	—	—	1,678,466	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	785,646	366,889	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	370,748	1,668,994
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,979,118	511,705	8,605,249	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	785,646	366,889	268,263	1,979,118	511,705	8,605,249	1,678,466	5,344,050	370,748	1,668,994
Due from Sponsor Company	—	—	—	—	1,030	11,642	—	—	—	—
Receivable for fund shares sold	10	5	3	903	—	—	21	5,850	12	53
Other assets	—	—	1	—	1	—	—	—	1	—
Total assets	785,656	366,894	268,267	1,980,021	512,736	8,616,891	1,678,487	5,349,900	370,761	1,669,047

Liabilities:
Due to Sponsor Company	10	5	3	903	—	—	21	5,850	12	53
Payable for fund shares purchased	—	—	—	—	1,030	11,642	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	1
Total liabilities	10	5	3	903	1,030	11,642	21	5,850	12	54

Net assets:
For contract liabilities	$785,646	$366,889	$268,264	$1,979,118	$511,706	$8,605,249	$1,678,466	$5,344,050	$370,749	$1,668,993

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$5,344,050	$—	$—
class A	—	—	268,264	—	—	—	1,678,466	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	785,646	366,889	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	370,749	1,668,993
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,979,118	511,706	8,605,249	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$785,646	$366,889	$268,264	$1,979,118	$511,706	$8,605,249	$1,678,466	$5,344,050	$370,749	$1,668,993

Shares:
class 2	—	—	—	—	—	—	—	128,185	—	—
class A	—	—	9,895	—	—	—	18,031	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	82,181	19,620	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	34,617	261,188
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	52,371	12,357	8,605,249	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	82,181	19,620	9,895	52,371	12,357	8,605,249	18,031	128,185	34,617	261,188

Cost	$601,113	$299,965	$228,966	$1,581,207	$311,299	$8,605,249	$987,876	$3,290,880	$384,319	$1,735,808

Deferred contracts in the accumulation period:
Units owned by participants #	13,731	4,348	13,555	60,147	18,513	863,335	11,376	89,995	21,257	55,286
Minimum unit fair value #*	$53.939947	$84.378098	$15.944082	$30.659951	$26.700839	$8.916271	$136.399400	$55.404649	$16.443932	$27.726213
Maximum unit fair value #*	$53.939947	$84.378098	$15.944082	$57.760516	$26.700839	$10.055510	$136.399400	$55.404649	$23.448558	$43.953100
Contract liability	$740,650	$366,889	$216,130	$1,949,936	$494,316	$8,029,034	$1,551,715	$4,986,168	$370,444	$1,667,632

Contracts in payout (annuitization) period:
Units owned by participants #	834	—	3,270	891	651	61,765	929	6,459	13	31
Minimum unit fair value #*	$53.939947	$—	$15.944082	$30.659951	$26.700839	$9.267662	$136.399400	$55.404649	$23.448558	$43.953100
Maximum unit fair value #*	$53.939947	$—	$15.944082	$57.760516	$26.700839	$10.055510	$136.399400	$55.404649	$23.448558	$43.953100
Contract liability	$44,996	$—	$52,134	$29,182	$17,390	$576,215	$126,751	$357,882	$305	$1,361

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	56,561,198	25,116,906	16,124,782	34,597,203	401,183,901	21,023,910
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	1,192,640	10,987,075	8,283,443	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	585,237	—	—	—	—	—	—	—	—	—
Total investments	585,237	1,192,640	10,987,075	8,283,443	56,561,198	25,116,906	16,124,782	34,597,203	401,183,901	21,023,910
Due from Sponsor Company	—	—	—	—	—	70,694	—	—	—	56,353
Receivable for fund shares sold	20	42	384	291	58,401	—	2,227	34,537	453,423	—
Other assets	1	—	—	—	4	—	1	—	1	—
Total assets	585,258	1,192,682	10,987,459	8,283,734	56,619,603	25,187,600	16,127,010	34,631,740	401,637,325	21,080,263

Liabilities:
Due to Sponsor Company	20	42	384	291	58,401	—	2,227	34,537	453,423	—
Payable for fund shares purchased	—	—	—	—	—	70,694	—	—	—	56,353
Other liabilities	—	—	—	—	—	8	—	3	—	2
Total liabilities	20	42	384	291	58,401	70,702	2,227	34,540	453,423	56,355

Net assets:
For contract liabilities	$585,238	$1,192,640	$10,987,075	$8,283,443	$56,561,202	$25,116,898	$16,124,783	$34,597,200	$401,183,902	$21,023,908

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	56,561,202	25,116,898	16,124,783	34,597,200	401,183,902	21,023,908
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	1,192,640	10,987,075	8,283,443	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	585,238	—	—	—	—	—	—	—	—	—
Total contract liabilities	$585,238	$1,192,640	$10,987,075	$8,283,443	$56,561,202	$25,116,898	$16,124,783	$34,597,200	$401,183,902	$21,023,908

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	1,594,621	2,224,704	297,176	1,254,431	19,241,434	1,005,929
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	105,918	851,711	340,742	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	585,237	—	—	—	—	—	—	—	—	—
Total shares	585,237	105,918	851,711	340,742	1,594,621	2,224,704	297,176	1,254,431	19,241,434	1,005,929

Cost	$585,237	$1,165,352	$8,310,864	$5,567,848	$40,413,001	$25,783,540	$13,679,061	$26,743,189	$296,688,805	$13,860,292

Deferred contracts in the accumulation period:
Units owned by participants #	55,336	57,985	531,237	201,542	5,044,895	5,338,557	2,431,582	6,293,594	4,264,984	4,937,289
Minimum unit fair value #*	$7.266821	$20.119004	$19.973550	$40.496692	$10.415654	$4.223438	$6.061890	$4.773720	$13.871599	$3.796306
Maximum unit fair value #*	$10.767116	$21.004504	$38.127164	$41.479934	$34.979332	$21.646235	$6.790901	$13.359161	$103.836497	$20.588478
Contract liability	$585,238	$1,192,640	$10,973,550	$8,283,443	$54,314,436	$24,693,458	$16,044,347	$34,127,924	$386,780,080	$20,436,178

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	355	—	215,711	100,260	12,071	86,101	155,660	140,832
Minimum unit fair value #*	$—	$—	$38.127164	$—	$10.415654	$4.223438	$6.663616	$5.450303	$13.871599	$4.173262
Maximum unit fair value #*	$—	$—	$38.127164	$—	$10.415654	$4.223438	$6.663616	$5.450303	$103.836497	$4.173262
Contract liability	$—	$—	$13,525	$—	$2,246,766	$423,440	$80,436	$469,276	$14,403,822	$587,730

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	111,082	—	—	—	—	—
class IA	29,956,134	17,354,150	47,773,656	5,333,018	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	4,500,891	417,260	226,234
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	652,461	1,222,378	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	29,956,134	17,354,150	47,773,656	5,333,018	111,082	652,461	1,222,378	4,500,891	417,260	226,234
Due from Sponsor Company	22,680	20,670	117,768	—	—	—	—	—	—	—
Receivable for fund shares sold	—	—	—	8,800	1	8	15	848	14	3
Other assets	1	1	1	—	—	—	—	1	—	—
Total assets	29,978,815	17,374,821	47,891,425	5,341,818	111,083	652,469	1,222,393	4,501,740	417,274	226,237

Liabilities:
Due to Sponsor Company	—	—	—	8,800	1	8	15	848	14	3
Payable for fund shares purchased	22,680	20,670	117,768	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	—	—	—	—	—	—
Total liabilities	22,680	20,670	117,768	8,801	1	8	15	848	14	3

Net assets:
For contract liabilities	$29,956,135	$17,354,151	$47,773,657	$5,333,017	$111,082	$652,461	$1,222,378	$4,500,892	$417,260	$226,234

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	111,082	—	—	—	—	—
class IA	29,956,135	17,354,151	47,773,657	5,333,017	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	4,500,892	417,260	226,234
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	652,461	1,222,378	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$29,956,135	$17,354,151	$47,773,657	$5,333,017	$111,082	$652,461	$1,222,378	$4,500,892	$417,260	$226,234

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	4,809	—	—	—	—	—
class IA	743,144	1,735,415	1,305,291	46,818	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	56,715	74,644	23,062
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	19,269	32,100	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	743,144	1,735,415	1,305,291	46,818	4,809	19,269	32,100	56,715	74,644	23,062

Cost	$26,823,585	$17,491,944	$31,210,485	$2,975,238	$108,790	$502,282	$828,434	$2,359,045	$440,440	$233,172

Deferred contracts in the accumulation period:
Units owned by participants #	2,274,729	8,514,515	446,484	1,037,886	2,771	7,766	15,896	53,131	29,846	16,146
Minimum unit fair value #*	$12.908422	$1.114926	$49.316146	$4.698520	$31.175356	$82.337161	$68.682722	$61.612291	$13.580157	$13.937160
Maximum unit fair value #*	$13.016128	$12.866046	$111.266588	$35.206416	$31.175356	$82.337161	$68.682722	$126.491514	$14.723698	$13.937160
Contract liability	$29,546,608	$16,846,740	$46,931,241	$5,251,687	$86,378	$639,426	$1,091,764	$4,189,040	$412,092	$225,032

Contracts in payout (annuitization) period:
Units owned by participants #	31,507	297,705	7,571	15,746	792	158	1,902	3,775	375	86
Minimum unit fair value #*	$12.998116	$1.676797	$111.266588	$5.164974	$31.175356	$82.337161	$68.682722	$61.612291	$13.580157	$13.937160
Maximum unit fair value #*	$12.998116	$12.866046	$111.266588	$5.164974	$31.175356	$82.337161	$68.682722	$126.491514	$14.723698	$13.937160
Contract liability	$409,527	$507,411	$842,416	$81,330	$24,704	$13,035	$130,614	$311,852	$5,168	$1,202

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$1,700,677	$11,249	$2,121,771
class A	—	—	—	336,623	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	53,272,634	100,979	1,311,403	—	2,402,700	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	18,113	357,665	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	53,272,634	100,979	1,311,403	336,623	2,402,700	18,113	357,665	1,700,677	11,249	2,121,771
Due from Sponsor Company	—	—	—	271	—	—	—	—	—	2,454
Receivable for fund shares sold	29,698	1	16	—	30	—	4	65	—	—
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	53,302,332	100,980	1,311,419	336,894	2,402,730	18,113	357,669	1,700,742	11,249	2,124,225

Liabilities:
Due to Sponsor Company	29,698	1	16	—	30	—	4	65	—	—
Payable for fund shares purchased	—	—	—	271	—	—	—	—	—	2,454
Other liabilities	1	—	—	—	—	1	—	—	—	—
Total liabilities	29,699	1	16	271	30	1	4	65	—	2,454

Net assets:
For contract liabilities	$53,272,633	$100,979	$1,311,403	$336,623	$2,402,700	$18,112	$357,665	$1,700,677	$11,249	$2,121,771

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$1,700,677	$11,249	$2,121,771
class A	—	—	—	336,623	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	53,272,633	100,979	1,311,403	—	2,402,700	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	18,112	357,665	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$53,272,633	$100,979	$1,311,403	$336,623	$2,402,700	$18,112	$357,665	$1,700,677	$11,249	$2,121,771

Shares:
class 2	—	—	—	—	—	—	—	74,233	5,541	151,123
class A	—	—	—	43,604	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	1,651,865	9,635	66,232	—	68,845	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	2,253	13,441	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	1,651,865	9,635	66,232	43,604	68,845	2,253	13,441	74,233	5,541	151,123

Cost	$39,776,930	$104,355	$1,140,905	$328,353	$1,886,331	$22,390	$319,792	$1,185,504	$17,364	$1,365,396

Deferred contracts in the accumulation period:
Units owned by participants #	3,043,024	5,622	25,789	15,436	26,365	644	5,344	52,219	687	30,022
Minimum unit fair value #*	$16.764316	$17.112817	$50.750212	$20.800665	$89.872357	$23.831347	$31.815931	$32.442721	$16.364818	$70.279710
Maximum unit fair value #*	$17.707991	$17.112817	$50.750212	$20.800665	$89.872357	$23.831347	$31.815931	$32.442721	$16.364818	$70.279710
Contract liability	$52,086,654	$96,210	$1,308,779	$321,078	$2,369,448	$15,353	$170,034	$1,694,125	$11,249	$2,109,958

Contracts in payout (annuitization) period:
Units owned by participants #	69,068	279	52	747	370	116	5,897	202	—	168
Minimum unit fair value #*	$17.095462	$17.112817	$50.750212	$20.800665	$89.872357	$23.831347	$31.815931	$32.442721	$—	$70.279710
Maximum unit fair value #*	$17.707991	$17.112817	$50.750212	$20.800665	$89.872357	$23.831347	$31.815931	$32.442721	$—	$70.279710
Contract liability	$1,185,979	$4,769	$2,624	$15,545	$33,252	$2,759	$187,631	$6,552	$—	$11,813

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2021

	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account (6)	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$759,881	$157,023	$—	$—	$—
class A	—	—	—	—	—
class D	—	—	—	298,430	—
class I	—	—	—	—	650,020
class IA	—	—	—	—	—
class INIT	—	—	—	—	—
class PRIM	—	—	—	—	—
class S	—	—	329,765	—	—
class S1	—	—	—	—	—
class SRV	—	—	—	—	—
Total investments	759,881	157,023	329,765	298,430	650,020
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	9	6	4	4	8
Other assets	—	1	—	—	1
Total assets	759,890	157,030	329,769	298,434	650,029

Liabilities:
Due to Sponsor Company	9	6	4	4	8
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	—	—
Total liabilities	9	6	4	4	8

Net assets:
For contract liabilities	$759,881	$157,024	$329,765	$298,430	$650,021

Contract Liabilities:
class 2	$759,881	$157,024	$—	$—	$—
class A	—	—	—	—	—
class D	—	—	—	298,430	—
class I	—	—	—	—	650,021
class IA	—	—	—	—	—
class INIT	—	—	—	—	—
class PRIM	—	—	—	—	—
class S	—	—	329,765	—	—
class S1	—	—	—	—	—
class SRV	—	—	—	—	—
Total contract liabilities	$759,881	$157,024	$329,765	$298,430	$650,021	$—	$—	$—	$—	$—

Shares:
class 2	17,779	4,469	—	—	—
class A	—	—	—	—	—
class D	—	—	—	22,122	—
class I	—	—	—	—	17,554
class IA	—	—	—	—	—
class INIT	—	—	—	—	—
class PRIM	—	—	—	—	—
class S	—	—	26,680	—	—
class S1	—	—	—	—	—
class SRV	—	—	—	—	—
Total shares	17,779	4,469	26,680	22,122	17,554

Cost	$572,640	$112,560	$282,785	$246,930	$470,213

Deferred contracts in the accumulation period:
Units owned by participants #	5,010	4,040	17,028	9,782	39,214
Minimum unit fair value #*	$130.842635	$36.262856	$15.567477	$14.198105	$16.508774
Maximum unit fair value #*	$130.842635	$36.262856	$15.567477	$14.198105	$16.508774
Contract liability	$655,509	$146,504	$265,083	$138,889	$647,382

Contracts in payout (annuitization) period:
Units owned by participants #	798	290	4,155	11,237	160
Minimum unit fair value #*	$130.842635	$36.262856	$15.567477	$14.198105	$16.508774
Maximum unit fair value #*	$130.842635	$36.262856	$15.567477	$14.198105	$16.508774
Contract liability	$104,372	$10,520	$64,682	$159,541	$2,639

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(2) Formerly VanEck VIP Global Hard Assets Fund. Change effective May 01, 2021.
(3) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(4) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(5) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(6) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.
(7) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations
For the Periods Ended December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account

Investment income:
Dividends	$5,232	$—	$—	$11,874	$6,553	$557	$—	$—	$16,193	$78,997

Expenses:
Administrative charges	—	—	—	—	(760)	—	—	—	(330)	(1,417)
Mortality and expense risk and other charges	(3,254)	(1,404)	(1,111)	(24,124)	(6,336)	(107,233)	(7,162)	(74,901)	(5,159)	(17,924)
Total expenses	(3,254)	(1,404)	(1,111)	(24,124)	(7,096)	(107,233)	(7,162)	(74,901)	(5,489)	(19,341)
Net investment income (loss)	1,978	(1,404)	(1,111)	(12,250)	(543)	(106,676)	(7,162)	(74,901)	10,704	59,656

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	10,906	5,935	3,387	38,544	22,270	—	100,069	276,839	(15,396)	(6,690)
Net realized gain distributions	32,820	32,993	22,619	40,670	34,606	—	109,512	552,919	—	—
Change in unrealized appreciation (depreciation) during the period	55,863	(12,038)	(8,256)	357,137	(34,706)	—	198,529	(82,767)	(14,833)	4,734
Net gain (loss) on investments	99,589	26,890	17,750	436,351	22,170	—	408,110	746,991	(30,229)	(1,956)
Net increase (decrease) in net assets resulting from operations	$101,567	$25,486	$16,639	$424,101	$21,627	$(106,676)	$400,948	$672,090	$(19,525)	$57,700

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$10	$30,215	$195,490	$—	$549,803	$618,829	$74,362	$415,991	$2,157,124	$219,847

Expenses:
Administrative charges	(619)	(1,209)	(10,616)	—	(56,277)	(26,143)	—	—	(381,451)	—
Mortality and expense risk and other charges	(7,315)	(14,457)	(127,586)	(112,713)	(712,072)	(333,925)	(221,824)	(448,038)	(4,884,057)	(302,146)
Total expenses	(7,934)	(15,666)	(138,202)	(112,713)	(768,349)	(360,068)	(221,824)	(448,038)	(5,265,508)	(302,146)
Net investment income (loss)	(7,924)	14,549	57,288	(112,713)	(218,546)	258,761	(147,462)	(32,047)	(3,108,384)	(82,299)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	1,843	266,784	391,987	2,158,102	5,068	437,364	719,430	11,410,606	907,175
Net realized gain distributions	—	10,480	—	603,236	2,968,555	631,787	1,387,284	1,585,518	16,060,227	—
Change in unrealized appreciation (depreciation) during the period	—	(59,952)	1,377,563	(759,236)	4,335,339	(1,532,663)	294,039	6,106,044	57,724,495	508,553
Net gain (loss) on investments	—	(47,629)	1,644,347	235,987	9,461,996	(895,808)	2,118,687	8,410,992	85,195,328	1,415,728
Net increase (decrease) in net assets resulting from operations	$(7,924)	$(33,080)	$1,701,635	$123,274	$9,243,450	$(637,047)	$1,971,225	$8,378,945	$82,086,944	$1,333,429

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$127,429	$—	$59,921	$—	$1,209	$—	$—	$22,514	$7,228

Expenses:
Administrative charges	—	(17,236)	(50,657)	—	—	—	—	(3,651)	—	—
Mortality and expense risk and other charges	(425,470)	(223,253)	(639,319)	(71,459)	(651)	(2,621)	(5,317)	(38,193)	(5,246)	(1,605)
Total expenses	(425,470)	(240,489)	(689,976)	(71,459)	(651)	(2,621)	(5,317)	(41,844)	(5,246)	(1,605)
Net investment income (loss)	(425,470)	(113,060)	(689,976)	(11,538)	(651)	(1,412)	(5,317)	(41,844)	17,268	5,623

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	580,757	(4,452)	2,677,651	235,545	4,167	26,818	11,531	162,478	(4,453)	8,566
Net realized gain distributions	4,813,412	—	3,955,795	178,625	11,161	62,864	112,290	576,858	—	9,383
Change in unrealized appreciation (depreciation) during the period	(2,539,626)	(155,799)	(4,565,084)	630,257	(29,235)	(20,699)	32,361	132,242	(2,175)	(23,171)
Net gain (loss) on investments	2,854,543	(160,251)	2,068,362	1,044,427	(13,907)	68,983	156,182	871,578	(6,628)	(5,222)
Net increase (decrease) in net assets resulting from operations	$2,429,073	$(273,311)	$1,378,386	$1,032,889	$(14,558)	$67,571	$150,865	$829,734	$10,640	$401

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)

Investment income:
Dividends	$639,738	$2,636	$3,554	$8,404	$—	$964	$1,407	$9,615	$123	$—

Expenses:
Administrative charges	—	—	—	(519)	—	—	—	(2,472)	—	(3,352)
Mortality and expense risk and other charges	(649,032)	(460)	(4,950)	(4,327)	(10,933)	(85)	(1,419)	(20,604)	(217)	(27,931)
Total expenses	(649,032)	(460)	(4,950)	(4,846)	(10,933)	(85)	(1,419)	(23,076)	(217)	(31,283)
Net investment income (loss)	(9,294)	2,176	(1,396)	3,558	(10,933)	879	(12)	(13,461)	(94)	(31,283)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,168,528	(24)	793	496	24,069	(104)	1,973	57,119	(4,822)	81,752
Net realized gain distributions	3,590,338	—	82,974	—	331,990	—	—	151,084	—	244,053
Change in unrealized appreciation (depreciation) during the period	6,905,714	(1,849)	178,592	21,632	(176,480)	(1,631)	42,401	25,828	6,644	(160,177)
Net gain (loss) on investments	11,664,580	(1,873)	262,359	22,128	179,579	(1,735)	44,374	234,031	1,822	165,628
Net increase (decrease) in net assets resulting from operations	$11,655,286	$303	$260,963	$25,686	$168,646	$(856)	$44,362	$220,570	$1,728	$134,345

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account (6)	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$56	$5,965	$2,910	$2,289

Expenses:
Administrative charges	—	—	—	—	—
Mortality and expense risk and other charges	(3,850)	(1,937)	(1,147)	(1,395)	(2,617)
Total expenses	(3,850)	(1,937)	(1,147)	(1,395)	(2,617)
Net investment income (loss)	(3,850)	(1,881)	4,818	1,515	(328)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	49,122	1,494	4,186	7,060	1,322
Net realized gain distributions	59,673	6,743	—	—	11,705
Change in unrealized appreciation (depreciation) during the period	(151,365)	21,536	36,163	(34,814)	105,202
Net gain (loss) on investments	(42,570)	29,773	40,349	(27,754)	118,229
Net increase (decrease) in net assets resulting from operations	$(46,420)	$27,892	$45,167	$(26,239)	$117,901

The accompanying notes are an integral part of these financial statements.

(1) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(2) Formerly VanEck VIP Global Hard Assets Fund. Change effective May 01, 2021.
(3) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(4) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(5) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(6) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.
(7) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,978	$(1,404)	$(1,111)	$(12,250)	$(543)	$(106,676)	$(7,162)	$(74,901)	$10,704	$59,656
Net realized gain (loss) on security transactions	10,906	5,935	3,387	38,544	22,270	—	100,069	276,839	(15,396)	(6,690)
Net realized gain distributions	32,820	32,993	22,619	40,670	34,606	—	109,512	552,919	—	—
Change in unrealized appreciation (depreciation) during the period	55,863	(12,038)	(8,256)	357,137	(34,706)	—	198,529	(82,767)	(14,833)	4,734
Net increase (decrease) in net assets resulting from operations	101,567	25,486	16,639	424,101	21,627	(106,676)	400,948	672,090	(19,525)	57,700

Unit transactions:
Purchases	—	—	—	2,300	—	45,968	—	1,795	112	—
Net transfers	14,058	100,918	31,847	88,648	43,430	2,744,609	(93,389)	(3,757)	(364,451)	84,950
Surrenders for benefit payments and fees	(469)	(8,398)	(12,296)	(137,627)	(36,673)	(1,989,294)	(1,027)	(444,866)	(11,114)	(73,083)
Other transactions	—	—	—	9	—	2	—	17	—	—
Death benefits	—	—	—	(82,850)	—	(254,224)	—	(130,083)	(8,626)	(15,911)
Net annuity transactions	(3,878)	—	(4,075)	(15,448)	(1,898)	(7,024)	(45,430)	(389)	(27)	(243)
Net increase (decrease) in net assets resulting from unit transactions	9,711	92,520	15,476	(144,968)	4,859	540,037	(139,846)	(577,283)	(384,106)	(4,287)
Net increase (decrease) in net assets	111,278	118,006	32,115	279,133	26,486	433,361	261,102	94,807	(403,631)	53,413

Net assets:
Beginning of period	674,368	248,883	236,149	1,699,985	485,220	8,171,888	1,417,364	5,249,243	774,380	1,615,580
End of period	$785,646	$366,889	$268,264	$1,979,118	$511,706	$8,605,249	$1,678,466	$5,344,050	$370,749	$1,668,993

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(7,924)	$14,549	$57,288	$(112,713)	$(218,546)	$258,761	$(147,462)	$(32,047)	$(3,108,384)	$(82,299)
Net realized gain (loss) on security transactions	—	1,843	266,784	391,987	2,158,102	5,068	437,364	719,430	11,410,606	907,175
Net realized gain distributions	—	10,480	—	603,236	2,968,555	631,787	1,387,284	1,585,518	16,060,227	—
Change in unrealized appreciation (depreciation) during the period	—	(59,952)	1,377,563	(759,236)	4,335,339	(1,532,663)	294,039	6,106,044	57,724,495	508,553
Net increase (decrease) in net assets resulting from operations	(7,924)	(33,080)	1,701,635	123,274	9,243,450	(637,047)	1,971,225	8,378,945	82,086,944	1,333,429

Unit transactions:
Purchases	16,212	272	98,001	6,166	316,014	200,116	54,163	114,865	1,656,382	93,930
Net transfers	(17,549)	40,872	(128,795)	65,271	(525,748)	625,123	(288,801)	135,593	(8,127,390)	(74,468)
Surrenders for benefit payments and fees	(14,120)	(23,336)	(662,854)	(588,407)	(4,749,590)	(1,967,703)	(864,753)	(2,453,010)	(32,963,053)	(1,759,775)
Other transactions	69	—	(169)	(572)	(68)	(224)	624	116	(3,268)	(68)
Death benefits	(44,457)	(12,083)	(479,965)	(432,361)	(1,682,972)	(425,082)	(215,772)	(606,974)	(6,943,762)	(271,082)
Net annuity transactions	—	—	(1,333)	—	(158,384)	(117,106)	52,548	25,517	(190,054)	(61,910)
Net increase (decrease) in net assets resulting from unit transactions	(59,845)	5,725	(1,175,115)	(949,903)	(6,800,748)	(1,684,876)	(1,261,991)	(2,783,893)	(46,571,145)	(2,073,373)
Net increase (decrease) in net assets	(67,769)	(27,355)	526,520	(826,629)	2,442,702	(2,321,923)	709,234	5,595,052	35,515,799	(739,944)

Net assets:
Beginning of period	653,007	1,219,995	10,460,555	9,110,072	54,118,500	27,438,821	15,415,549	29,002,148	365,668,103	21,763,852
End of period	$585,238	$1,192,640	$10,987,075	$8,283,443	$56,561,202	$25,116,898	$16,124,783	$34,597,200	$401,183,902	$21,023,908

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(425,470)	$(113,060)	$(689,976)	$(11,538)	$(651)	$(1,412)	$(5,317)	$(41,844)	$17,268	$5,623
Net realized gain (loss) on security transactions	580,757	(4,452)	2,677,651	235,545	4,167	26,818	11,531	162,478	(4,453)	8,566
Net realized gain distributions	4,813,412	—	3,955,795	178,625	11,161	62,864	112,290	576,858	—	9,383
Change in unrealized appreciation (depreciation) during the period	(2,539,626)	(155,799)	(4,565,084)	630,257	(29,235)	(20,699)	32,361	132,242	(2,175)	(23,171)
Net increase (decrease) in net assets resulting from operations	2,429,073	(273,311)	1,378,386	1,032,889	(14,558)	67,571	150,865	829,734	10,640	401

Unit transactions:
Purchases	101,303	48,232	165,493	43,148	—	—	—	1,100	—	—
Net transfers	177,982	491,869	(113,632)	159,141	(9,354)	(44,051)	(4,192)	27,106	(58,039)	(215,852)
Surrenders for benefit payments and fees	(1,689,879)	(1,151,180)	(3,623,857)	(390,961)	(308)	(127)	(1,907)	(94,447)	(14,527)	(9,926)
Other transactions	15	58	(409)	5	—	—	—	9	—	—
Death benefits	(429,778)	(303,800)	(799,740)	(57,465)	—	—	—	(50,159)	(11,205)	—
Net annuity transactions	(68,758)	(112,934)	(78,087)	54,688	(2,353)	(1,004)	(11,732)	(60,553)	(1,337)	(180)
Net increase (decrease) in net assets resulting from unit transactions	(1,909,115)	(1,027,755)	(4,450,232)	(191,444)	(12,015)	(45,182)	(17,831)	(176,944)	(85,108)	(225,958)
Net increase (decrease) in net assets	519,958	(1,301,066)	(3,071,846)	841,445	(26,573)	22,389	133,034	652,790	(74,468)	(225,557)

Net assets:
Beginning of period	29,436,177	18,655,217	50,845,503	4,491,572	137,655	630,072	1,089,344	3,848,102	491,728	451,791
End of period	$29,956,135	$17,354,151	$47,773,657	$5,333,017	$111,082	$652,461	$1,222,378	$4,500,892	$417,260	$226,234

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)

Operations:
Net investment income (loss)	$(9,294)	$2,176	$(1,396)	$3,558	$(10,933)	$879	$(12)	$(13,461)	$(94)	$(31,283)
Net realized gain (loss) on security transactions	1,168,528	(24)	793	496	24,069	(104)	1,973	57,119	(4,822)	81,752
Net realized gain distributions	3,590,338	—	82,974	—	331,990	—	—	151,084	—	244,053
Change in unrealized appreciation (depreciation) during the period	6,905,714	(1,849)	178,592	21,632	(176,480)	(1,631)	42,401	25,828	6,644	(160,177)
Net increase (decrease) in net assets resulting from operations	11,655,286	303	260,963	25,686	168,646	(856)	44,362	220,570	1,728	134,345

Unit transactions:
Purchases	167,959	—	—	395	—	—	—	—	—	695
Net transfers	565,073	—	124,211	2,427	(9,282)	—	81,097	(5,077)	—	(5,768)
Surrenders for benefit payments and fees	(2,938,488)	(1,280)	(1,718)	(21,782)	(2,759)	(2)	(1,668)	(90,567)	(2)	(99,044)
Other transactions	(936)	—	—	1	—	—	—	1	—	2
Death benefits	(647,517)	—	—	(15,853)	—	—	—	(62,904)	(10,475)	(42,787)
Net annuity transactions	(115,319)	(750)	(431)	8,683	(2,908)	(238)	(17,272)	(1,714)	—	(14,993)
Net increase (decrease) in net assets resulting from unit transactions	(2,969,228)	(2,030)	122,062	(26,129)	(14,949)	(240)	62,157	(160,261)	(10,477)	(161,895)
Net increase (decrease) in net assets	8,686,058	(1,727)	383,025	(443)	153,697	(1,096)	106,519	60,309	(8,749)	(27,550)

Net assets:
Beginning of period	44,586,575	102,706	928,378	337,066	2,249,003	19,208	251,146	1,640,368	19,998	2,149,321
End of period	$53,272,633	$100,979	$1,311,403	$336,623	$2,402,700	$18,112	$357,665	$1,700,677	$11,249	$2,121,771

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account (6)	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,850)	$(1,881)	$4,818	$1,515	$(328)
Net realized gain (loss) on security transactions	49,122	1,494	4,186	7,060	1,322
Net realized gain distributions	59,673	6,743	—	—	11,705
Change in unrealized appreciation (depreciation) during the period	(151,365)	21,536	36,163	(34,814)	105,202
Net increase (decrease) in net assets resulting from operations	(46,420)	27,892	45,167	(26,239)	117,901

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	(53,322)	12,000	81,742	35,495	31,868
Surrenders for benefit payments and fees	(34)	(2,412)	(1,741)	(1,350)	(2,567)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	—
Net annuity transactions	(8,432)	(1,520)	(7,163)	(14,175)	(222)
Net increase (decrease) in net assets resulting from unit transactions	(61,788)	8,068	72,838	19,970	29,079
Net increase (decrease) in net assets	(108,208)	35,960	118,005	(6,269)	146,980

Net assets:
Beginning of period	868,089	121,064	211,760	304,699	503,041
End of period	$759,881	$157,024	$329,765	$298,430	$650,021

The accompanying notes are an integral part of these financial statements.

(1) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(2) Formerly VanEck VIP Global Hard Assets Fund. Change effective May 01, 2021.
(3) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(4) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(5) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(6) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.
(7) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2020

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Wells Fargo VT Omega Growth Fund	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$4,572	$(818)	$1,753	$69	$3,664	$(82,216)	$(5,380)	$(61,139)	$7,063	$82,833
Net realized gain (loss) on security transactions	10,359	(489)	(1,412)	22,923	59,188	—	71,526	142,140	317	(34,765)
Net realized gain distributions	21,710	19,198	16,547	352,575	9,661	—	94,054	340,546	—	—
Change in unrealized appreciation (depreciation) during the period	36,291	51,375	35,429	(197,044)	(22,443)	—	190,286	1,149,202	8,937	12,354
Net increase (decrease) in net assets resulting from operations	72,932	69,266	52,317	178,523	50,070	(82,216)	350,486	1,570,749	16,317	60,422

Unit transactions:
Purchases	—	—	—	1,765	188	3,489	—	1,260	—	15,078
Net transfers	(21,441)	10,624	(7,204)	(45,302)	(72,059)	2,404,494	(88,847)	(13,935)	445,287	(63,869)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(288)	(34)	(32)	(96,501)	(17,577)	(1,892,533)	(389)	(255,509)	(10,452)	(69,688)
Other transactions	(1)	—	—	(1)	—	23	(2)	(545)	1	—
Death benefits	—	29	122	(80,670)	(32,459)	(174,126)	—	(136,322)	(14,136)	(150,462)
Net annuity transactions	(3,579)	—	(3,500)	(5,882)	(1,881)	(171,851)	(28,264)	(50,298)	(31)	(6,004)
Net increase (decrease) in net assets resulting from unit transactions	(25,309)	10,619	(10,614)	(226,591)	(123,788)	169,496	(117,502)	(455,349)	420,669	(274,945)
Net increase (decrease) in net assets	47,623	79,885	41,703	(48,068)	(73,718)	87,280	232,984	1,115,400	436,986	(214,523)

Net assets:
Beginning of period	626,745	168,998	194,446	1,748,053	558,938	8,084,608	1,184,380	4,133,843	337,394	1,830,103
End of period	$674,368	$248,883	$236,149	$1,699,985	$485,220	$8,171,888	$1,417,364	$5,249,243	$774,380	$1,615,580

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(7,078)	$17,245	$135,086	$(102,971)	$151,195	$422,360	$(56,063)	$268,616	$(631,977)
Net realized gain (loss) on security transactions	—	1,893	69,515	200,373	1,328,555	85,721	33,564	(115,516)	1,507,539
Net realized gain distributions	—	3,482	—	736,765	2,660,671	43,610	987,707	579,475	2,656,463
Change in unrealized appreciation (depreciation) during the period	—	52,851	(296,550)	1,160,524	744,041	986,110	1,502,957	1,930,369	41,154,703
Net increase (decrease) in net assets resulting from operations	(7,078)	75,471	(91,949)	1,994,691	4,884,462	1,537,801	2,468,165	2,662,944	44,686,728

Unit transactions:
Purchases	—	28,943	108,759	161,270	256,468	194,987	53,593	298,724	343,721
Net transfers	63,647	43,505	(111,268)	(40,847)	468,047	1,975,340	383,725	(603,828)	(13,852,516)
Net interfund transfers due to corporate actions	—	—	—	—	—	7,136,546	—	15,564,677	302,150,696
Surrenders for benefit payments and fees	(13,355)	(44,067)	(249,698)	(238,249)	(4,506,901)	(2,260,730)	(1,134,618)	(1,047,006)	(10,371,071)
Other transactions	2	1	(5)	11	(2,155)	32	(355)	(85)	(2,174)
Death benefits	(25,057)	(52,161)	(565,906)	(405,529)	(1,442,079)	(1,079,137)	(192,963)	(817,000)	(2,672,457)
Net annuity transactions	—	—	(15,803)	(8,630)	139,567	193,418	(645)	237,324	9,466,800
Net increase (decrease) in net assets resulting from unit transactions	25,237	(23,779)	(833,921)	(531,974)	(5,087,053)	6,160,456	(891,263)	13,632,806	285,062,999
Net increase (decrease) in net assets	18,159	51,692	(925,870)	1,462,717	(202,591)	7,698,257	1,576,902	16,295,750	329,749,727

Net assets:
Beginning of period	634,848	1,168,303	11,386,425	7,647,355	54,321,091	19,740,564	13,838,647	12,706,398	35,918,376
End of period	$653,007	$1,219,995	$10,460,555	$9,110,072	$54,118,500	$27,438,821	$15,415,549	$29,002,148	$365,668,103

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$97,493	$(94,313)	$42,398	$(555,850)	$8,405
Net realized gain (loss) on security transactions	427,464	171,345	25,463	1,787,322	240,229
Net realized gain distributions	—	410,489	—	1,503,494	273,733
Change in unrealized appreciation (depreciation) during the period	2,789,756	5,672,175	(96,218)	9,530,691	(101,437)
Net increase (decrease) in net assets resulting from operations	3,314,713	6,159,696	(28,357)	12,265,657	420,930

Unit transactions:
Purchases	147,470	90,131	87,074	164,814	17,667
Net transfers	54,458	(379,945)	675,269	(774,178)	82,986
Net interfund transfers due to corporate actions	—	24,057,697	11,182,071	—	—
Surrenders for benefit payments and fees	(2,014,022)	(661,407)	(1,289,052)	(3,966,125)	(226,746)
Other transactions	(102)	(1,173)	(58)	41	5
Death benefits	(345,967)	(177,360)	(308,587)	(683,094)	(109,160)
Net annuity transactions	(19,643)	348,538	476,550	121,632	(2,078)
Net increase (decrease) in net assets resulting from unit transactions	(2,177,806)	23,276,481	10,823,267	(5,136,910)	(237,326)
Net increase (decrease) in net assets	1,136,907	29,436,177	10,794,910	7,128,747	183,604

Net assets:
Beginning of period	20,626,945	—	7,860,307	43,716,756	4,307,968
End of period	$21,763,852	$29,436,177	18,655,217	50,845,503	4,491,572

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$4,665	$(717)	$(4,035)	$(34,128)	$21,355	$14,147	$176,240	$1,914	$2,500
Net realized gain (loss) on security transactions	233,010	7,468	99,302	243,632	(5,776)	261	346,020	(1,016)	(8,471)
Net realized gain distributions	107,890	13,461	82,868	215,223	—	—	2,577,263	—	65,825
Change in unrealized appreciation (depreciation) during the period	(118,190)	55,857	162,197	479,237	1,825	16,346	3,114,093	2,014	115,843
Net increase (decrease) in net assets resulting from operations	227,375	76,069	340,332	903,964	17,404	30,754	6,213,616	2,912	175,697

Unit transactions:
Purchases	—	—	—	727	188	—	231,684	—	—
Net transfers	(3,669)	3,276	17,062	(17,150)	(9,709)	193,112	73,168	(6,096)	16,545
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(345,354)	(144)	(4,197)	(148,235)	(12,606)	(3,934)	(3,638,608)	(3,325)	(54)
Other transactions	—	—	(3)	(2)	—	—	123	—	16
Death benefits	(526,272)	(60)	188	(112,082)	(20,521)	—	(693,015)	—	(22,573)
Net annuity transactions	(1,951)	(874)	(58,605)	(49,256)	(1,346)	(186)	(81,071)	(760)	(345)
Net increase (decrease) in net assets resulting from unit transactions	(877,246)	2,198	(45,555)	(325,998)	(43,994)	188,992	(4,107,719)	(10,181)	(6,411)
Net increase (decrease) in net assets	(649,871)	78,267	294,777	577,966	(26,590)	219,746	2,105,897	(7,269)	169,286

Net assets:
Beginning of period	787,526	551,805	794,567	3,270,136	518,318	232,045	42,480,678	109,975	759,092
End of period	$137,655	$630,072	$1,089,344	$3,848,102	$491,728	$451,791	$44,586,575	$102,706	$928,378

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Hard Assets Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,541	$(7,882)	$1,180	$939	$(8,721)	$264	$(22,495)	$(2,893)	$(1,110)	$3,672
Net realized gain (loss) on security transactions	(12,045)	13,512	(127)	(9,332)	27,104	(4,228)	36,164	31,311	8,015	96
Net realized gain distributions	—	124,951	—	—	118,977	—	92,929	55,586	9,798	—
Change in unrealized appreciation (depreciation) during the period	1,510	487,030	435	44,207	79,025	4,179	672,664	246,649	5,264	(9,210)
Net increase (decrease) in net assets resulting from operations	(3,994)	617,611	1,488	35,814	216,385	215	779,262	330,653	21,967	(5,442)

Unit transactions:
Purchases	395	—	—	—	—	—	695	—	—	—
Net transfers	3,765	(82,933)	—	(2,546)	579	—	(28,307)	(93,493)	(135)	(21,840)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(18,057)	(977)	(2)	(33)	(26,629)	(4,543)	(89,549)	(765)	(4,571)	(28)
Other transactions	2	—	—	536	5	—	(12)	(2)	—	—
Death benefits	(13,356)	—	—	—	(47,687)	—	(12,392)	—	(21,267)	—
Net annuity transactions	(2,953)	(2,229)	(235)	(11,685)	(2,070)	—	(11,900)	(6,785)	(1,187)	(6,234)
Net increase (decrease) in net assets resulting from unit transactions	(30,204)	(86,139)	(237)	(13,728)	(75,802)	(4,543)	(141,465)	(101,045)	(27,160)	(28,102)
Net increase (decrease) in net assets	(34,198)	531,472	1,251	22,086	140,583	(4,328)	637,797	229,608	(5,193)	(33,544)

Net assets:
Beginning of period	371,264	1,717,531	17,957	229,060	1,499,785	24,326	1,511,524	638,481	126,257	245,304
End of period	$337,066	$2,249,003	$19,208	$251,146	$1,640,368	$19,998	$2,149,321	$868,089	$121,064	$211,760

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2020

	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$2,991	$715
Net realized gain (loss) on security transactions	2,455	(2,027)
Net realized gain distributions	—	17,815
Change in unrealized appreciation (depreciation) during the period	27,100	61,076
Net increase (decrease) in net assets resulting from operations	32,546	77,579

Unit transactions:
Purchases	—	—
Net transfers	—	(7,295)
Net interfund transfers due to corporate actions	—	—
Surrenders for benefit payments and fees	(23)	(88)
Other transactions	470	1
Death benefits	—	—
Net annuity transactions	(11,274)	(178)
Net increase (decrease) in net assets resulting from unit transactions	(10,827)	(7,560)
Net increase (decrease) in net assets	21,719	70,019

Net assets:
Beginning of period	282,980	433,022
End of period	$304,699	$503,041

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Notes to Financial Statements
December 31, 2021

1. Organization:

Variable Account D (the “Account”) is a separate investment account established by Union Security Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Minnesota and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AB VPS International Growth Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. International Growth Fund, Invesco V.I. Government Money Market Fund, AB VPS Large Cap Growth Portfolio, Allspring VT Omega Growth Fund (Formerly Wells Fargo VT Omega Growth Fund), Federated Hermes Fund for U.S. Government Securities II, Federated Hermes High Income Bond Fund II, Federated Hermes Government Money Fund II, Federated Hermes Quality Bond Fund II, Federated Hermes Managed Volatility Fund II, Federated Hermes Kaufmann Fund II, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, VY® JPMorgan Emerging Markets Equity Portfolio, Invesco V.I. Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Series, MFS® High Yield Portfolio, MFS® Income Portfolio, BlackRock S&P 500 Index V.I. Fund, Neuberger Berman AMT Short Duration Bond Portfolio, Pioneer Fund VCT Portfolio, DWS CROCI® International VIP, Pioneer Select Mid Cap Growth VCT Portfolio, VanEck VIP Emerging Markets Bond Fund, VanEck VIP Global Resources Fund (Formerly VanEck VIP Global Hard Assets Fund), Allspring VT Index Asset Allocation Fund (Formerly Wells Fargo VT Index Asset Allocation Fund), Allspring VT International Equity Fund (Formerly Wells Fargo VT International Equity Fund), Allspring VT Small Cap Growth Fund (Formerly Wells Fargo VT Small Cap Growth Fund), Allspring VT Discovery Fund (Formerly Wells Fargo VT Discovery Fund), Allspring VT Opportunity Fund (Formerly Wells Fargo VT Opportunity Fund), Voya Global High Dividend Low Volatility Portfolio, NVIT Emerging Markets Fund, Neuberger Berman AMT Sustainable Equity Portfolio.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-
dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2021 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2021, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2021 and 2020.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2017 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2021.

h) Novel Coronavirus - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the funds.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.40% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.5% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee in the amount of $35 may be charged. These expenses are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Enhanced Death Benefit charge maximum of 0.45%
Guaranteed Payout Plan charge maximum of 0.35%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$95,593	$51,085
American Century VP Capital Appreciation Fund	$156,155	$32,045
AB VPS International Growth Portfolio	$57,958	$20,975
Invesco V.I. Core Equity Fund	$154,029	$270,577
Invesco V.I. International Growth Fund	$84,504	$45,582
Invesco V.I. Government Money Market Fund	$5,022,128	$4,588,766
AB VPS Large Cap Growth Portfolio	$216,041	$253,536
Allspring VT Omega Growth Fund+	$565,597	$664,862
Federated Hermes Fund for U.S. Government Securities II	$103,191	$476,593
Federated Hermes High Income Bond Fund II	$182,946	$127,577
Federated Hermes Government Money Fund II	$4,178	$71,947
Federated Hermes Quality Bond Fund II	$90,372	$59,617
Federated Hermes Managed Volatility Fund II	$267,427	$1,385,254
Federated Hermes Kaufmann Fund II	$661,751	$1,121,131
Hartford Balanced HLS Fund	$3,815,174	$7,865,918
Hartford Total Return Bond HLS Fund	$2,445,177	$3,239,498
Hartford Capital Appreciation HLS Fund	$2,292,603	$2,314,775
Hartford Dividend and Growth HLS Fund	$2,894,863	$4,125,279
Hartford Disciplined Equity HLS Fund	$18,454,770	$52,074,073
Hartford International Opportunities HLS Fund	$573,855	$2,729,527
Hartford MidCap HLS Fund	$5,390,331	$2,911,505
Hartford Ultrashort Bond HLS Fund	$973,596	$2,114,414
Hartford SmallCap Growth HLS Fund	$5,430,345	$6,614,758
Hartford Stock HLS Fund	$543,805	$568,163
VY® JPMorgan Emerging Markets Equity Portfolio	$33,871	$35,376
Invesco V.I. Health Care Fund	$108,295	$92,026
Invesco V.I. Technology Fund	$120,899	$31,757
MFS® Growth Series	$660,144	$302,074
MFS® High Yield Portfolio	$63,213	$131,053
MFS® Income Portfolio	$18,621	$229,573
BlackRock S&P 500 Index V.I. Fund	$5,514,899	$4,903,084
Neuberger Berman AMT Short Duration Bond Portfolio	$2,742	$2,594
Pioneer Fund VCT Portfolio	$212,954	$9,314
DWS CROCI® International VIP	$12,428	$34,999
Pioneer Select Mid Cap Growth VCT Portfolio	$408,803	$102,696
VanEck VIP Emerging Markets Bond Fund	$1,240	$600
VanEck VIP Global Resources Fund+	$85,853	$23,708
Allspring VT Index Asset Allocation Fund+	$161,975	$184,613
Allspring VT International Equity Fund+	$123	$10,694
Allspring VT Small Cap Growth Fund+	$251,356	$200,482
Allspring VT Discovery Fund+	$144,556	$150,521
Allspring VT Opportunity Fund+	$18,795	$5,864
Voya Global High Dividend Low Volatility Portfolio	$108,873	$31,216
NVIT Emerging Markets Fund	$47,320	$25,835
Neuberger Berman AMT Sustainable Equity Portfolio	$45,860	$5,404

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	1,100	944	156
American Century VP Capital Appreciation Fund	1,475	391	1,084
AB VPS International Growth Portfolio	2,159	1,295	864
Invesco V.I. Core Equity Fund	2,149	8,487	(6,338)
Invesco V.I. International Growth Fund	1,647	1,458	189
Invesco V.I. Government Money Market Fund	548,317	487,514	60,803
AB VPS Large Cap Growth Portfolio	864	1,901	(1,037)
Allspring VT Omega Growth Fund+	1,224	12,185	(10,961)
Federated Hermes Fund for U.S. Government Securities II	4,018	20,149	(16,131)
Federated Hermes High Income Bond Fund II	2,595	3,646	(1,051)
Federated Hermes Government Money Fund II	403	6,134	(5,731)
Federated Hermes Quality Bond Fund II	2,428	2,167	261
Federated Hermes Managed Volatility Fund II	3,887	65,003	(61,116)
Federated Hermes Kaufmann Fund II	1,490	24,312	(22,822)
Hartford Balanced HLS Fund	61,664	728,785	(667,121)
Hartford Total Return Bond HLS Fund	280,411	651,084	(370,673)
Hartford Capital Appreciation HLS Fund	139,679	342,548	(202,869)
Hartford Dividend and Growth HLS Fund	215,144	798,804	(583,660)
Hartford Disciplined Equity HLS Fund	35,789	614,273	(578,484)
Hartford International Opportunities HLS Fund	101,197	613,050	(511,853)
Hartford MidCap HLS Fund	53,003	202,898	(149,895)
Hartford Ultrashort Bond HLS Fund	492,799	1,016,059	(523,260)
Hartford SmallCap Growth HLS Fund	15,168	60,680	(45,512)
Hartford Stock HLS Fund	84,275	125,260	(40,985)
VY® JPMorgan Emerging Markets Equity Portfolio	611	1,011	(400)
Invesco V.I. Health Care Fund	552	1,183	(631)
Invesco V.I. Technology Fund	140	406	(266)
MFS® Growth Series	765	4,169	(3,404)
MFS® High Yield Portfolio	2,840	8,772	(5,932)
MFS® Income Portfolio	151	16,340	(16,189)
BlackRock S&P 500 Index V.I. Fund	94,695	287,396	(192,701)
Neuberger Berman AMT Short Duration Bond Portfolio	8	126	(118)
Pioneer Fund VCT Portfolio	2,631	97	2,534
DWS CROCI® International VIP	619	1,891	(1,272)
Pioneer Select Mid Cap Growth VCT Portfolio	832	1,019	(187)
VanEck VIP Emerging Markets Bond Fund	11	21	(10)
VanEck VIP Global Resources Fund+	2,634	738	1,896
Allspring VT Index Asset Allocation Fund+	1,037	6,451	(5,414)
Allspring VT International Equity Fund+	—	601	(601)
Allspring VT Small Cap Growth Fund+	130	2,402	(2,272)
Allspring VT Discovery Fund+	612	1,076	(464)
Allspring VT Opportunity Fund+	339	117	222
Voya Global High Dividend Low Volatility Portfolio	6,950	2,093	4,857
NVIT Emerging Markets Fund	2,850	1,574	1,276
Neuberger Berman AMT Sustainable Equity Portfolio	2,107	189	1,918

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	1,254	1,846	(592)
American Century VP Capital Appreciation Fund	1,146	1,025	121
AB VPS International Growth Portfolio	2,503	3,543	(1,040)
Invesco V.I. Core Equity Fund	329	10,326	(9,997)
Invesco V.I. International Growth Fund	110	5,705	(5,595)
Invesco V.I. Government Money Market Fund	450,086	431,708	18,378
AB VPS Large Cap Growth Portfolio	1,747	3,442	(1,695)
Wells Fargo VT Omega Growth Fund	284	12,308	(12,024)
Federated Hermes Fund for U.S. Government Securities II	31,104	13,307	17,797
Federated Hermes High Income Bond Fund II	548	10,438	(9,890)
Federated Hermes Government Money Fund II	6,376	4,160	2,216
Federated Hermes Quality Bond Fund II	2,194	3,505	(1,311)
Federated Hermes Managed Volatility Fund II	2,691	53,292	(50,601)
Federated Hermes Kaufmann Fund II	1,131	16,283	(15,152)
Hartford Balanced HLS Fund	207,178	823,745	(616,567)
Hartford Total Return Bond HLS Fund	2,108,937	715,783	1,393,154
Hartford Capital Appreciation HLS Fund	294,817	500,585	(205,768)
Hartford Dividend and Growth HLS Fund	4,435,728	717,465	3,718,263
Hartford Disciplined Equity HLS Fund	4,743,936	280,270	4,463,666
Hartford International Opportunities HLS Fund	206,209	906,936	(700,727)
Hartford MidCap HLS Fund	2,581,003	124,872	2,456,131
Hartford Ultrashort Bond HLS Fund	7,075,761	1,180,236	5,895,525
Hartford SmallCap Growth HLS Fund	20,648	83,757	(63,109)
Hartford Stock HLS Fund	94,318	159,262	(64,944)
VY® JPMorgan Emerging Markets Equity Portfolio	32,677	58,901	(26,224)
Invesco V.I. Health Care Fund	837	819	18
Invesco V.I. Technology Fund	5,864	6,967	(1,103)
MFS® Growth Series	2,709	9,867	(7,158)
MFS® High Yield Portfolio	1,189	4,703	(3,514)
MFS® Income Portfolio	15,416	1,122	14,294
BlackRock S&P 500 Index V.I. Fund	125,349	494,817	(369,468)
Neuberger Berman AMT Short Duration Bond Portfolio	780	1,399	(619)
Pioneer Fund VCT Portfolio	465	735	(270)
DWS CROCI® International VIP	578	2,577	(1,999)
Pioneer Select Mid Cap Growth VCT Portfolio	603	2,167	(1,564)
VanEck VIP Emerging Markets Bond Fund	12	22	(10)
VanEck VIP Global Hard Assets Fund	381	1,143	(762)
Wells Fargo VT Index Asset Allocation Fund	20	2,978	(2,958)
Wells Fargo VT International Equity Fund	—	333	(333)
Wells Fargo VT Small Cap Growth Fund	168	3,226	(3,058)
Wells Fargo VT Discovery Fund	652	1,849	(1,197)
Wells Fargo VT Opportunity Fund	1,230	2,234	(1,004)
Voya Global High Dividend Low Volatility Portfolio	75	2,372	(2,297)
NVIT Emerging Markets Fund	600	1,468	(868)
Neuberger Berman AMT Sustainable Equity Portfolio	198	1,118	(920)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2021. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund
2021	14,565	$53.939947	to	$53.939947	$785,646	0.45%	to	0.45%	0.72%	to	0.72%	15.25%	to	15.25%
2020	14,409	$46.802498	to	$46.802498	$674,368	0.45%	to	0.45%	1.18%	to	1.18%	12.02%	to	12.02%
2019	15,001	$41.779788	to	$41.779788	$626,745	0.45%	to	0.45%	1.55%	to	1.55%	19.31%	to	19.31%
2018	15,023	$35.016715	to	$35.016715	$526,044	0.45%	to	0.45%	1.37%	to	1.37%	(4.26)%	to	(4.26)%
2017	18,649	$36.575388	to	$36.575388	$682,077	0.45%	to	0.45%	1.53%	to	1.53%	13.40%	to	13.40%
American Century VP Capital Appreciation Fund
2021	4,348	$84.378098	to	$84.378098	$366,889	0.45%	to	0.45%	—%	to	—%	10.66%	to	10.66%
2020	3,264	$76.252223	to	$76.252223	$248,883	0.45%	to	0.45%	—%	to	—%	41.82%	to	41.82%
2019	3,143	$53.768143	to	$53.768143	$168,998	0.45%	to	0.45%	—%	to	—%	34.96%	to	34.96%
2018	3,003	$39.841347	to	$39.841347	$119,638	0.45%	to	0.45%	—%	to	—%	(5.62)%	to	(5.62)%
2017	3,164	$42.214726	to	$42.214726	$133,585	0.45%	to	0.45%	—%	to	—%	21.24%	to	21.24%
AB VPS International Growth Portfolio
2021	16,825	$15.944082	to	$15.944082	$268,264	0.45%	to	0.45%	—%	to	—%	7.76%	to	7.76%
2020	15,961	$14.795446	to	$14.795446	$236,149	0.45%	to	0.45%	1.36%	to	1.36%	29.36%	to	29.36%
2019	17,001	$11.437596	to	$11.437596	$194,446	0.45%	to	0.45%	0.55%	to	0.55%	26.95%	to	26.95%
2018	19,944	$9.009225	to	$9.009225	$179,680	0.45%	to	0.45%	0.48%	to	0.48%	(17.78)%	to	(17.78)%
2017	38,880	$10.957487	to	$10.957487	$426,028	0.45%	to	0.45%	1.20%	to	1.20%	34.42%	to	34.42%
Invesco V.I. Core Equity Fund
2021	61,038	$30.659951	to	$57.760516	$1,979,118	0.45%	to	1.40%	0.65%	to	0.67%	25.96%	to	27.17%
2020	67,376	$24.340114	to	$45.421419	$1,699,985	0.45%	to	1.40%	1.21%	to	1.34%	12.27%	to	13.34%
2019	77,373	$21.680276	to	$40.075446	$1,748,053	0.45%	to	1.40%	0.92%	to	0.97%	27.17%	to	28.39%
2018	90,432	$17.047789	to	$31.214866	$1,599,272	0.45%	to	1.40%	0.89%	to	0.89%	(10.66)%	to	(9.80)%
2017	98,633	$19.080856	to	$34.606963	$1,953,929	0.45%	to	1.40%	1.00%	to	1.07%	11.60%	to	12.67%
Invesco V.I. International Growth Fund
2021	19,164	$26.700839	to	$26.700839	$511,706	1.40%	to	1.40%	1.29%	to	1.29%	4.42%	to	4.42%
2020	18,975	$25.571344	to	$25.571344	$485,220	1.40%	to	1.40%	2.21%	to	2.21%	12.41%	to	12.41%
2019	24,570	$22.748095	to	$22.748095	$558,938	1.40%	to	1.40%	1.59%	to	1.59%	26.79%	to	26.79%
2018	26,038	$17.942000	to	$17.942000	$467,174	1.40%	to	1.40%	1.97%	to	1.97%	(16.16)%	to	(16.16)%
2017	31,911	$21.399730	to	$21.399730	$682,866	1.40%	to	1.40%	1.42%	to	1.42%	21.29%	to	21.29%
Invesco V.I. Government Money Market Fund
2021	925,100	$8.916271	to	$10.055510	$8,605,249	0.45%	to	1.85%	0.01%	to	0.01%	(1.83)%	to	(0.44)%
2020	864,297	$9.082139	to	$10.100226	$8,171,888	0.45%	to	1.85%	0.24%	to	0.30%	(1.54)%	to	(0.16)%
2019	845,919	$9.224586	to	$10.116003	$8,084,608	0.45%	to	1.85%	1.89%	to	2.08%	0.03%	to	1.44%
2018	1,131,869	$9.221846	to	$9.972408	$10,748,994	0.45%	to	1.85%	1.60%	to	1.73%	(0.31)%	to	1.09%
2017	1,095,865	$9.250646	to	$9.864478	$10,360,799	0.45%	to	1.85%	0.57%	to	0.59%	(1.28)%	to	0.11%
AB VPS Large Cap Growth Portfolio
2021	12,305	$136.399400	to	$136.399400	$1,678,466	0.45%	to	0.45%	—%	to	—%	28.39%	to	28.39%
2020	13,342	$106.234770	to	$106.234770	$1,417,364	0.45%	to	0.45%	—%	to	—%	34.88%	to	34.88%
2019	15,037	$78.764595	to	$78.764595	$1,184,380	0.45%	to	0.45%	—%	to	—%	34.09%	to	34.09%
2018	16,339	$58.739089	to	$58.739089	$959,740	0.45%	to	0.45%	—%	to	—%	2.12%	to	2.12%
2017	16,788	$57.520608	to	$57.520608	$965,629	0.45%	to	0.45%	—%	to	—%	31.39%	to	31.39%
Allspring VT Omega Growth Fund+
2021	96,454	$55.404649	to	$55.404649	$5,344,050	1.40%	to	1.40%	—%	to	—%	13.37%	to	13.37%
2020	107,415	$48.868847	to	$48.868847	$5,249,243	1.40%	to	1.40%	—%	to	—%	41.20%	to	41.20%
2019	119,439	$34.610615	to	$34.610615	$4,133,843	1.40%	to	1.40%	—%	to	—%	35.14%	to	35.14%
2018	136,402	$25.610558	to	$25.610558	$3,493,337	1.40%	to	1.40%	—%	to	—%	(1.12)%	to	(1.12)%
2017	160,690	$25.900109	to	$25.900109	$4,161,891	1.40%	to	1.40%	0.01%	to	0.01%	32.73%	to	32.73%
Federated Hermes Fund for U.S. Government Securities II
2021	21,270	$16.443932	to	$23.448558	$370,749	0.45%	to	1.40%	2.00%	to	3.50%	(3.41)%	to	(2.48)%
2020	37,401	$17.023919	to	$24.046053	$774,380	0.45%	to	1.40%	1.52%	to	2.50%	3.75%	to	4.74%
2019	19,604	$16.408594	to	$22.957844	$337,394	0.45%	to	1.40%	2.04%	to	2.45%	4.43%	to	5.42%
2018	21,448	$15.713102	to	$21.776910	$348,548	0.45%	to	1.40%	2.42%	to	3.98%	(0.94)%	to	—%
2017	28,821	$15.862692	to	$21.776381	$502,690	0.45%	to	1.40%	1.87%	to	2.46%	0.51%	to	1.47%
Federated Hermes High Income Bond Fund II
2021	55,317	$27.726213	to	$43.953100	$1,668,993	0.45%	to	1.40%	4.15%	to	4.89%	3.39%	to	4.38%
2020	56,368	$26.816946	to	$42.109799	$1,615,580	0.45%	to	1.40%	6.20%	to	6.37%	4.12%	to	5.11%
2019	66,258	$25.755522	to	$40.060880	$1,830,103	0.45%	to	1.40%	5.82%	to	6.01%	12.95%	to	14.03%
2018	69,648	$22.802154	to	$35.131997	$1,691,650	0.45%	to	1.40%	8.23%	to	9.64%	(4.63)%	to	(3.72)%
2017	77,425	$23.909531	to	$36.489819	$1,977,673	0.45%	to	1.40%	6.82%	to	7.43%	5.45%	to	6.46%
Federated Hermes Government Money Fund II
2021	55,336	$7.266821	to	$10.767116	$585,238	1.20%	to	1.40%	—%	to	—%	(1.39)%	to	(1.19)%
2020	61,067	$7.369148	to	$10.896918	$653,007	1.20%	to	1.40%	0.20%	to	0.21%	(1.19)%	to	(0.99)%
2019	58,851	$7.457804	to	$11.005977	$634,848	1.20%	to	1.40%	1.62%	to	1.84%	0.23%	to	0.43%
2018	61,670	$7.440688	to	$10.958779	$662,525	1.20%	to	1.40%	1.23%	to	1.25%	(0.16)%	to	0.04%
2017	68,827	$7.452328	to	$10.953993	$738,186	1.20%	to	1.40%	0.30%	to	0.36%	(1.08)%	to	(0.88)%
Federated Hermes Quality Bond Fund II
2021	57,985	$20.119004	to	$21.004504	$1,192,640	1.20%	to	1.40%	2.46%	to	2.53%	(2.77)%	to	(2.57)%
2020	57,724	$20.691383	to	$21.558904	$1,219,995	1.20%	to	1.40%	2.77%	to	2.77%	6.62%	to	6.83%
2019	59,035	$19.407327	to	$20.180626	$1,168,303	1.20%	to	1.40%	2.86%	to	2.86%	7.92%	to	8.14%
2018	57,547	$17.982715	to	$18.661911	$1,054,596	1.20%	to	1.40%	3.07%	to	3.11%	(1.97)%	to	(1.78)%
2017	58,714	$18.345002	to	$18.999845	$1,096,046	1.20%	to	1.40%	3.24%	to	3.30%	2.59%	to	2.79%
Federated Hermes Managed Volatility Fund II
2021	531,592	$19.973550	to	$38.127164	$10,987,075	0.45%	to	1.40%	1.79%	to	1.82%	16.86%	to	17.98%
2020	592,708	$17.091203	to	$32.316859	$10,460,555	0.45%	to	1.40%	2.52%	to	2.60%	(0.47)%	to	0.48%
2019	643,309	$17.172190	to	$32.163028	$11,386,425	0.45%	to	1.40%	2.07%	to	2.11%	18.56%	to	19.69%
2018	718,352	$14.484222	to	$26.872285	$10,697,119	0.45%	to	1.40%	2.31%	to	2.59%	(9.77)%	to	(8.90)%
2017	435,280	$16.051755	to	$29.498824	$7,185,682	0.45%	to	1.40%	3.82%	to	4.06%	16.47%	to	17.58%
Federated Hermes Kaufmann Fund II
2021	201,542	$40.496692	to	$41.479934	$8,283,443	1.20%	to	1.40%	—%	to	—%	1.09%	to	1.29%
2020	224,364	$40.061990	to	$40.952717	$9,110,072	1.20%	to	1.40%	—%	to	—%	27.00%	to	27.26%
2019	239,516	$31.543829	to	$32.180772	$7,647,355	1.20%	to	1.40%	—%	to	—%	31.33%	to	31.59%
2018	259,649	$24.019149	to	$24.455267	$6,305,428	1.20%	to	1.40%	—%	to	—%	2.90%	to	3.10%
2017	285,174	$23.343188	to	$23.719544	$6,720,153	1.20%	to	1.40%	—%	to	—%	26.55%	to	26.80%
Hartford Balanced HLS Fund
2021	5,260,606	$28.027441	to	$34.979332	$56,561,202	1.25%	to	1.85%	0.94%	to	1.00%	17.45%	to	18.16%
2020	5,927,727	$23.862965	to	$29.603844	$54,118,500	1.25%	to	1.85%	1.57%	to	1.62%	9.57%	to	10.23%
2019	6,544,294	$21.778707	to	$26.856544	$54,321,091	1.25%	to	1.85%	1.86%	to	1.88%	20.55%	to	21.27%
2018	7,466,556	$18.066616	to	$22.145722	$51,107,139	1.25%	to	1.85%	1.74%	to	1.80%	(6.98)%	to	(6.42)%
2017	8,348,067	$19.421982	to	$23.664595	$61,319,334	1.25%	to	1.85%	2.23%	to	2.25%	13.47%	to	14.16%
Hartford Total Return Bond HLS Fund
2021	5,438,817	$18.979998	to	$21.646235	$25,116,898	1.25%	to	1.85%	2.40%	to	2.40%	(2.76)%	to	(2.18)%
2020	5,809,490	$19.519028	to	$22.127794	$27,438,821	1.25%	to	1.85%	3.34%	to	3.40%	7.03%	to	7.67%
2019	4,416,336	$18.237099	to	$20.550906	$19,740,564	1.25%	to	1.85%	3.90%	to	3.91%	8.62%	to	9.28%
2018	4,767,465	$16.789305	to	$18.806271	$19,531,452	1.25%	to	1.85%	3.74%	to	3.76%	(2.63)%	to	(2.04)%
2017	5,417,320	$17.241995	to	$19.197797	$22,801,104	1.25%	to	1.85%	2.83%	to	2.88%	3.23%	to	3.85%
Hartford Capital Appreciation HLS Fund
2021	2,443,653	$6.061890	to	$6.790901	$16,124,783	1.25%	to	1.85%	0.43%	to	0.47%	12.66%	to	13.34%
2020	2,646,522	$5.380782	to	$5.991844	$15,415,549	1.25%	to	1.85%	0.76%	to	0.97%	19.68%	to	20.40%
2019	2,852,290	$4.495936	to	$4.976588	$13,838,647	1.25%	to	1.85%	1.17%	to	1.19%	28.88%	to	29.65%
2018	3,226,812	$3.488601	to	$3.838468	$12,093,770	1.25%	to	1.85%	0.87%	to	0.88%	(8.66)%	to	(8.11)%
2017	3,573,990	$3.819481	to	$4.177379	$14,588,485	1.25%	to	1.85%	1.05%	to	1.11%	19.90%	to	20.62%

Hartford Dividend and Growth HLS Fund
2021	6,379,695	$4.773720	to	$13.359161	$34,597,200	1.25%	to	1.85%	1.29%	to	1.29%	29.58%	to	30.36%
2020	6,963,355	$3.684035	to	$10.248073	$29,002,148	1.25%	to	1.85%	3.05%	to	3.38%	5.79%	to	6.43%
2019	3,245,092	$3.482290	to	$9.628925	$12,706,398	1.25%	to	1.85%	1.80%	to	1.81%	26.25%	to	27.01%
2018	3,505,926	$2.758309	to	$3.205920	$10,816,261	1.15%	to	1.85%	0.13%	to	1.87%	(7.06)%	to	(6.40)%
2017	4,162,671	$2.967705	to	$3.425230	$13,851,561	1.15%	to	1.85%	1.57%	to	1.67%	16.19%	to	17.01%
Hartford Disciplined Equity HLS Fund
2021	4,420,644	$27.717574	to	$49.616709	$401,183,902	1.25%	to	1.85%	0.57%	to	0.58%	23.22%	to	23.96%
2020	4,999,128	$22.494858	to	$40.026895	$365,668,103	1.25%	to	1.85%	0.36%	to	0.79%	15.88%	to	16.57%
2019	535,462	$19.412578	to	$34.335766	$35,918,376	1.25%	to	1.85%	0.90%	to	0.93%	31.66%	to	32.46%
2018	616,484	$14.744039	to	$25.922391	$31,191,062	1.25%	to	1.85%	0.75%	to	0.79%	(3.79)%	to	(3.21)%
2017	714,051	$15.324869	to	$26.782302	$37,036,096	1.25%	to	1.85%	0.77%	to	1.00%	19.68%	to	20.40%
Hartford International Opportunities HLS Fund
2021	5,078,121	$3.796306	to	$4.252970	$21,023,908	1.25%	to	1.85%	1.01%	to	1.03%	5.84%	to	6.48%
2020	5,589,974	$3.586780	to	$3.994202	$21,763,852	1.25%	to	1.85%	1.96%	to	2.16%	18.24%	to	18.95%
2019	6,290,701	$3.033444	to	$3.357803	$20,626,945	1.25%	to	1.85%	1.79%	to	1.88%	24.11%	to	24.86%
2018	7,272,764	$2.444169	to	$2.689337	$19,121,131	1.25%	to	1.85%	1.84%	to	1.88%	(20.24)%	to	(19.76)%
2017	7,859,732	$3.064266	to	$3.351439	$25,782,386	1.25%	to	1.85%	1.43%	to	1.44%	22.96%	to	23.70%
Hartford MidCap HLS Fund
2021	2,306,236	$12.908422	to	$13.016128	$29,956,135	1.25%	to	1.85%	—%	to	—%	7.89%	to	8.54%
2020♦	2,456,131	$11.964111	to	$11.991761	$29,436,177	1.25%	to	1.85%	0.05%	to	0.05%	19.64%	to	19.92%
Hartford Ultrashort Bond HLS Fund
2021	8,812,220	$9.550562	to	$10.339503	$17,354,151	0.45%	to	1.85%	0.70%	to	0.70%	(2.02)%	to	(0.63)%
2020	9,335,480	$9.747082	to	$10.405540	$18,655,217	0.45%	to	1.85%	1.48%	to	2.41%	(0.42)%	to	0.98%
2019	3,439,955	$9.788308	to	$10.304269	$7,860,307	0.45%	to	1.85%	1.79%	to	1.87%	0.93%	to	2.35%
2018	3,633,345	$9.698259	to	$10.067550	$8,268,856	0.45%	to	1.85%	0.95%	to	1.13%	(0.30)%	to	1.11%
2017	3,947,955	$9.727059	to	$9.957083	$8,460,923	0.45%	to	1.85%	0.74%	to	0.80%	(0.84)%	to	0.56%
Hartford SmallCap Growth HLS Fund
2021	454,055	$49.316146	to	$74.846454	$47,773,657	1.25%	to	1.85%	—%	to	—%	2.11%	to	2.73%
2020	499,567	$48.296829	to	$72.860753	$50,845,503	1.25%	to	1.85%	—%	to	—%	30.76%	to	31.54%
2019	562,676	$36.936398	to	$55.389337	$43,716,756	1.25%	to	1.85%	—%	to	—%	33.33%	to	34.13%
2018	631,053	$27.703884	to	$41.295941	$36,513,840	1.25%	to	1.85%	—%	to	—%	(13.32)%	to	(12.80)%
2017	717,024	$31.960764	to	$47.356008	$47,458,107	1.25%	to	1.85%	0.04%	to	0.04%	17.87%	to	18.58%
Hartford Stock HLS Fund
2021	1,053,632	$5.164974	to	$35.206416	$5,333,017	1.35%	to	1.85%	1.24%	to	1.27%	22.69%	to	23.31%
2020	1,094,617	$4.188771	to	$28.695341	$4,491,572	1.35%	to	1.85%	1.67%	to	1.78%	10.02%	to	10.57%
2019	1,159,561	$3.852909	to	$26.081342	$4,307,968	1.25%	to	1.85%	0.16%	to	1.73%	28.82%	to	29.59%
2018	1,249,090	$2.973126	to	$20.246974	$3,583,771	1.25%	to	1.85%	1.60%	to	1.64%	(1.97)%	to	(1.38)%
2017	1,447,454	$3.014845	to	$20.654733	$4,213,014	1.25%	to	1.85%	0.21%	to	1.96%	17.65%	to	18.36%
VY® JPMorgan Emerging Markets Equity Portfolio
2021	3,563	$31.175356	to	$31.175356	$111,082	0.45%	to	0.45%	—%	to	—%	(10.25)%	to	(10.25)%
2020	3,963	$34.735217	to	$34.735217	$137,655	0.45%	to	0.45%	0.85%	to	0.85%	33.14%	to	33.14%
2019	30,187	$26.089060	to	$26.089060	$787,526	0.45%	to	0.45%	0.13%	to	0.13%	31.52%	to	31.52%
2018	32,999	$19.836018	to	$19.836018	$654,563	0.45%	to	0.45%	0.86%	to	0.86%	(16.96)%	to	(16.96)%
2017	38,492	$23.887007	to	$23.887007	$919,470	0.45%	to	0.45%	0.66%	to	0.66%	42.71%	to	42.71%
Invesco V.I. Health Care Fund
2021	7,924	$82.337161	to	$82.337161	$652,461	0.45%	to	0.45%	0.21%	to	0.21%	11.80%	to	11.80%
2020	8,555	$73.649958	to	$73.649958	$630,072	0.45%	to	0.45%	0.32%	to	0.32%	13.95%	to	13.95%
2019	8,537	$64.635894	to	$64.635894	$551,805	0.45%	to	0.45%	0.04%	to	0.04%	31.91%	to	31.91%
2018	13,008	$49.000035	to	$49.000035	$637,407	0.45%	to	0.45%	—%	to	—%	0.45%	to	0.45%
2017	16,141	$48.779283	to	$48.779283	$787,345	0.45%	to	0.45%	0.37%	to	0.37%	15.31%	to	15.31%
Invesco V.I. Technology Fund
2021	17,798	$68.682722	to	$68.682722	$1,222,378	0.45%	to	0.45%	—%	to	—%	13.90%	to	13.90%
2020	18,064	$60.302103	to	$60.302103	$1,089,344	0.45%	to	0.45%	—%	to	—%	45.46%	to	45.46%
2019	19,167	$41.456355	to	$41.456355	$794,567	0.45%	to	0.45%	—%	to	—%	35.27%	to	35.27%
2018	22,124	$30.647133	to	$30.647133	$678,055	0.45%	to	0.45%	—%	to	—%	(0.90)%	to	(0.90)%
2017	20,731	$30.925706	to	$30.925706	$641,114	0.45%	to	0.45%	—%	to	—%	34.53%	to	34.53%
MFS® Growth Series
2021	56,906	$61.612291	to	$126.491514	$4,500,892	0.45%	to	1.40%	—%	to	—%	21.82%	to	22.98%
2020	60,310	$50.578194	to	$102.856831	$3,848,102	0.45%	to	1.40%	—%	to	—%	30.02%	to	31.27%
2019	67,468	$38.898921	to	$78.358131	$3,270,136	0.45%	to	1.40%	—%	to	—%	36.23%	to	37.53%
2018	70,574	$28.554044	to	$56.975737	$2,482,927	0.45%	to	1.40%	0.09%	to	0.09%	1.24%	to	2.21%
2017	74,071	$28.203987	to	$55.744828	$2,515,954	0.45%	to	1.40%	0.10%	to	0.11%	29.58%	to	30.81%
MFS® High Yield Portfolio
2021	30,221	$13.580157	to	$14.723698	$417,260	0.45%	to	1.40%	4.75%	to	4.84%	2.05%	to	3.02%
2020	36,153	$13.307584	to	$14.291768	$491,728	0.45%	to	1.40%	5.62%	to	5.65%	3.63%	to	4.61%
2019	39,667	$12.842008	to	$13.661410	$518,318	0.45%	to	1.40%	5.63%	to	6.24%	13.21%	to	14.29%
2018	50,166	$11.343319	to	$11.953081	$574,467	0.45%	to	1.40%	4.35%	to	5.56%	(4.43)%	to	(3.51)%
2017	58,419	$11.868670	to	$12.388408	$701,138	0.45%	to	1.40%	5.83%	to	6.45%	5.20%	to	6.21%
MFS® Income Portfolio
2021	16,232	$13.937160	to	$13.937160	$226,234	0.45%	to	0.45%	2.03%	to	2.03%	0.02%	to	0.02%
2020	32,421	$13.934971	to	$13.934971	$451,791	0.45%	to	0.45%	4.01%	to	4.01%	8.86%	to	8.86%
2019	18,127	$12.801009	to	$12.801009	$232,045	0.45%	to	0.45%	3.64%	to	3.64%	11.10%	to	11.10%
2018	16,951	$11.522086	to	$11.522086	$195,315	0.45%	to	0.45%	3.99%	to	3.99%	(2.43)%	to	(2.43)%
2017	16,910	$11.808794	to	$11.808794	$199,697	0.45%	to	0.45%	4.46%	to	4.46%	5.76%	to	5.76%
BlackRock S&P 500 Index V.I. Fund
2021	3,112,092	$16.764316	to	$17.707991	$53,272,633	0.45%	to	1.85%	1.33%	to	1.39%	26.18%	to	27.96%
2020	3,304,793	$13.285973	to	$13.838901	$44,586,575	0.45%	to	1.85%	1.74%	to	1.83%	16.07%	to	17.71%
2019	3,674,261	$11.446175	to	$11.756828	$42,480,678	0.45%	to	1.85%	1.90%	to	2.08%	28.94%	to	30.75%
2018♦	4,041,887	$8.877389	to	$8.991602	$36,052,664	0.45%	to	1.85%	0.88%	to	0.98%	(11.23)%	to	(10.08)%
Neuberger Berman AMT Short Duration Bond Portfolio
2021	5,901	$17.112817	to	$17.112817	$100,979	0.45%	to	0.45%	2.58%	to	2.58%	0.29%	to	0.29%
2020	6,019	$17.063560	to	$17.063560	$102,706	0.45%	to	0.45%	2.26%	to	2.26%	2.99%	to	2.99%
2019	6,638	$16.567646	to	$16.567646	$109,975	0.45%	to	0.45%	2.01%	to	2.01%	3.22%	to	3.22%
2018	6,696	$16.050633	to	$16.050633	$107,477	0.45%	to	0.45%	0.71%	to	0.71%	0.57%	to	0.57%
2017	24,910	$15.960099	to	$15.960099	$397,558	0.45%	to	0.45%	1.74%	to	1.74%	0.44%	to	0.44%
Pioneer Fund VCT Portfolio
2021	25,841	$50.750212	to	$50.750212	$1,311,403	0.45%	to	0.45%	0.32%	to	0.32%	27.41%	to	27.41%
2020	23,307	$39.832887	to	$39.832887	$928,378	0.45%	to	0.45%	0.77%	to	0.77%	23.72%	to	23.72%
2019	23,577	$32.195578	to	$32.195578	$759,092	0.45%	to	0.45%	1.02%	to	1.02%	30.74%	to	30.74%
2018	24,271	$24.625287	to	$24.625287	$597,685	0.45%	to	0.45%	1.14%	to	1.14%	(1.95)%	to	(1.95)%
2017	24,150	$25.115453	to	$25.115453	$606,546	0.45%	to	0.45%	1.20%	to	1.20%	21.17%	to	21.17%
DWS CROCI® International VIP
2021	16,183	$20.800665	to	$20.800665	$336,623	1.40%	to	1.40%	2.43%	to	2.43%	7.72%	to	7.72%
2020	17,455	$19.310127	to	$19.310127	$337,066	1.40%	to	1.40%	3.51%	to	3.51%	1.18%	to	1.18%
2019	19,454	$19.084005	to	$19.084005	$371,264	1.40%	to	1.40%	3.09%	to	3.09%	20.08%	to	20.08%
2018	21,236	$15.892474	to	$15.892474	$337,504	1.40%	to	1.40%	1.02%	to	1.02%	(15.58)%	to	(15.58)%
2017	24,873	$18.826505	to	$18.826505	$468,269	1.40%	to	1.40%	7.17%	to	7.17%	20.27%	to	20.27%
Pioneer Select Mid Cap Growth VCT Portfolio
2021	26,735	$89.872357	to	$89.872357	$2,402,700	0.45%	to	0.45%	—%	to	—%	7.58%	to	7.58%
2020	26,922	$83.536817	to	$83.536817	$2,249,003	0.45%	to	0.45%	—%	to	—%	38.55%	to	38.55%
2019	28,486	$60.295075	to	$60.295075	$1,717,531	0.45%	to	0.45%	—%	to	—%	32.48%	to	32.48%
2018	29,641	$45.511060	to	$45.511060	$1,348,991	0.45%	to	0.45%	—%	to	—%	(6.90)%	to	(6.90)%
2017	30,529	$48.884675	to	$48.884675	$1,492,422	0.45%	to	0.45%	0.08%	to	0.08%	29.44%	to	29.44%

VanEck VIP Emerging Markets Bond Fund
2021	760	$23.831347	to	$23.831347	$18,112	0.45%	to	0.45%	5.11%	to	5.11%	(4.48)%	to	(4.48)%
2020	770	$24.949701	to	$24.949701	$19,208	0.45%	to	0.45%	7.29%	to	7.29%	8.43%	to	8.43%
2019	780	$23.009196	to	$23.009196	$17,957	0.45%	to	0.45%	0.33%	to	0.33%	12.11%	to	12.11%
2018	791	$20.523658	to	$20.523658	$16,250	0.45%	to	0.45%	7.47%	to	7.47%	(6.56)%	to	(6.56)%
2017	805	$21.964215	to	$21.964215	$17,669	0.45%	to	0.45%	3.93%	to	3.93%	11.74%	to	11.74%
VanEck VIP Global Resources Fund+
2021	11,241	$31.815931	to	$31.815931	$357,665	0.45%	to	0.45%	0.45%	to	0.45%	18.38%	to	18.38%
2020	9,345	$26.874978	to	$26.874978	$251,146	0.45%	to	0.45%	0.93%	to	0.93%	18.58%	to	18.58%
2019	10,107	$22.664471	to	$22.664471	$229,060	0.45%	to	0.45%	—%	to	—%	11.37%	to	11.37%
2018	11,089	$20.351228	to	$20.351228	$225,677	0.45%	to	0.45%	—%	to	—%	(28.60)%	to	(28.60)%
2017	12,220	$28.502729	to	$28.502729	$348,300	0.45%	to	0.45%	—%	to	—%	(2.14)%	to	(2.14)%
Allspring VT Index Asset Allocation Fund+
2021	52,421	$32.442721	to	$32.442721	$1,700,677	1.40%	to	1.40%	0.58%	to	0.58%	14.38%	to	14.38%
2020	57,835	$28.362901	to	$28.362901	$1,640,368	1.40%	to	1.40%	0.82%	to	0.82%	14.97%	to	14.97%
2019	60,793	$24.670205	to	$24.670205	$1,499,785	1.40%	to	1.40%	1.08%	to	1.08%	18.49%	to	18.49%
2018	73,557	$20.821122	to	$20.821122	$1,531,532	1.40%	to	1.40%	0.97%	to	0.97%	(4.25)%	to	(4.25)%
2017	76,189	$21.746203	to	$21.746203	$1,656,817	1.40%	to	1.40%	0.74%	to	0.74%	10.69%	to	10.69%
Allspring VT International Equity Fund+
2021	687	$16.364818	to	$16.364818	$11,249	1.40%	to	1.40%	0.79%	to	0.79%	5.38%	to	5.38%
2020	1,288	$15.528883	to	$15.528883	$19,998	1.40%	to	1.40%	2.72%	to	2.72%	3.47%	to	3.47%
2019	1,621	$15.007900	to	$15.007900	$24,326	1.40%	to	1.40%	2.48%	to	2.48%	13.88%	to	13.88%
2018	6,606	$13.178318	to	$13.178318	$87,061	1.40%	to	1.40%	10.84%	to	10.84%	(18.43)%	to	(18.43)%
2017	7,618	$16.155588	to	$16.155588	$123,069	1.40%	to	1.40%	2.74%	to	2.74%	22.61%	to	22.61%
Allspring VT Small Cap Growth Fund+
2021	30,190	$70.279710	to	$70.279710	$2,121,771	1.40%	to	1.40%	—%	to	—%	6.15%	to	6.15%
2020	32,462	$66.210880	to	$66.210880	$2,149,321	1.40%	to	1.40%	—%	to	—%	55.59%	to	55.59%
2019	35,520	$42.554193	to	$42.554193	$1,511,524	1.40%	to	1.40%	—%	to	—%	23.10%	to	23.10%
2018	39,307	$34.569795	to	$34.569795	$1,358,832	1.40%	to	1.40%	—%	to	—%	(0.10)%	to	(0.10)%
2017	43,893	$34.604137	to	$34.604137	$1,518,880	1.40%	to	1.40%	—%	to	—%	24.11%	to	24.11%
Allspring VT Discovery Fund+
2021	5,808	$130.842635	to	$130.842635	$759,881	0.45%	to	0.45%	—%	to	—%	(5.47)%	to	(5.47)%
2020	6,272	$138.409753	to	$138.409753	$868,089	0.45%	to	0.45%	—%	to	—%	61.92%	to	61.92%
2019	7,469	$85.479931	to	$85.479931	$638,481	0.45%	to	0.45%	—%	to	—%	38.40%	to	38.40%
2018	7,412	$61.764359	to	$61.764359	$457,795	0.45%	to	0.45%	—%	to	—%	(7.48)%	to	(7.48)%
2017	8,024	$66.757515	to	$66.757515	$535,703	0.45%	to	0.45%	—%	to	—%	28.55%	to	28.55%
Allspring VT Opportunity Fund+
2021	4,330	$36.262856	to	$36.262856	$157,024	1.40%	to	1.40%	0.04%	to	0.04%	23.04%	to	23.04%
2020	4,108	$29.471419	to	$29.471419	$121,064	1.40%	to	1.40%	0.47%	to	0.47%	19.32%	to	19.32%
2019	5,112	$24.698710	to	$24.698710	$126,257	1.40%	to	1.40%	0.27%	to	0.27%	29.64%	to	29.64%
2018	5,787	$19.051769	to	$19.051769	$110,260	1.40%	to	1.40%	0.18%	to	0.18%	(8.44)%	to	(8.44)%
2017	6,134	$20.807270	to	$20.807270	$127,627	1.40%	to	1.40%	0.68%	to	0.68%	18.76%	to	18.76%
Voya Global High Dividend Low Volatility Portfolio
2021	21,183	$15.567477	to	$15.567477	$329,765	0.45%	to	0.45%	2.34%	to	2.34%	20.02%	to	20.02%
2020	16,326	$12.970350	to	$12.970350	$211,760	0.45%	to	0.45%	2.23%	to	2.23%	(1.54)%	to	(1.54)%
2019	18,623	$13.172670	to	$13.172670	$245,304	0.45%	to	0.45%	2.53%	to	2.53%	20.87%	to	20.87%
2018	20,873	$10.898385	to	$10.898385	$227,486	0.45%	to	0.45%	4.43%	to	4.43%	(9.52)%	to	(9.52)%
2017	23,563	$12.045261	to	$12.045261	$283,827	0.45%	to	0.45%	1.95%	to	1.95%	22.89%	to	22.89%
NVIT Emerging Markets Fund
2021	21,019	$14.198105	to	$14.198105	$298,430	0.45%	to	0.45%	0.94%	to	0.94%	(8.00)%	to	(8.00)%
2020	19,743	$15.433324	to	$15.433324	$304,699	0.45%	to	0.45%	1.63%	to	1.63%	12.41%	to	12.41%
2019	20,611	$13.728960	to	$13.728960	$282,980	0.45%	to	0.45%	2.11%	to	2.11%	22.03%	to	22.03%
2018	22,123	$11.250307	to	$11.250307	$248,886	0.45%	to	0.45%	0.32%	to	0.32%	(18.08)%	to	(18.08)%
2017	26,987	$13.732878	to	$13.732878	$370,609	0.45%	to	0.45%	1.01%	to	1.01%	40.46%	to	40.46%
Neuberger Berman AMT Sustainable Equity Portfolio
2021	39,374	$16.508774	to	$16.508774	$650,021	0.45%	to	0.45%	0.39%	to	0.39%	22.92%	to	22.92%
2020	37,456	$13.430218	to	$13.430218	$503,041	0.45%	to	0.45%	0.62%	to	0.62%	19.03%	to	19.03%
2019♦	38,376	$11.283483	to	$11.283483	$433,022	0.45%	to	0.45%	0.41%	to	0.41%	12.83%	to	12.83%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2021 and through April 13, 2022, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

INDEPENDENT AUDITOR'S REPORT
Board of Directors and Stockholder of
Union Security Insurance Company
Topeka, Kansas

Opinions
We have audited the statutory basis financial statements of Union Security Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the year then ended, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the 2021 statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department, described in Note 2.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the 2021 statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021, or the results of its operations or its cash flows for the year then ended.
Predecessor Auditors' Opinion on 2020 and 2019 Statutory Basis Financial Statements
The statutory basis financial statements of the Company as of December 31, 2020 and for each of the years in the two year period ended December 31, 2020, were audited by other auditors whose report, dated May 12, 2021, expressed an opinion that those statutory basis financial statements were not fairly presented in accordance with accounting principles generally accepted in the United States of America; however, such report also expressed an unmodified opinion on those statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department, described in Note 2.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s
Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Kansas Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Kansas Insurance Department. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Emphasis of Matter
As discussed in Note 1 to the statutory basis financial statements, results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Statutory Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.
Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.
Report on Supplemental Schedules
Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule, and reinsurance contract interrogatories as of and for the year ended December 31, 2021, are presented for purposes of additional analysis and are not a required part of the 2021 statutory basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory basis financial statements as a whole.
/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 1, 2022

Union Security Insurance Company
Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus

	December 31,
	2021	2020
	($ in thousands)
Cash and invested assets
Bonds and notes	$815,974	$713,102
Common stocks - unaffiliated	—	1,926
Preferred stocks - unaffiliated	30,543	51,795
Mortgage loans	43,816	43,994
Contract loans	4,924	5,274
Derivatives	310	—
Other invested assets	10,359	31,706
Cash, cash equivalents and short-term investments	10,473	20,975
Total cash and invested assets	916,399	868,772
Premiums deferred and uncollected	499	—
Accrued investment income	10,123	10,650
Amounts due from reinsurers	2,397	2,418
Receivables from affiliates	1,456	—
Net deferred tax asset	2,749	8,392
Other assets	3,284	6,501
Separate account assets	2,212,889	2,011,293
Total admitted assets	$3,149,796	$2,908,026
Liabilities
Policy reserves
Life insurance and annuity contracts	$638,876	$692,967
Accident and health contracts	4,344	4,650
Policy and contract claims	13,769	12,666
Liability for deposit-type contracts	17,459	17,103
Interest maintenance reserve	25,676	12,655
Asset valuation reserve	6,863	10,510
Reinsurance payable	2,359	3,286
Amount held for others	5,567	5,628
Payable to affiliates	1,937	934
Commissions, expenses, taxes, licenses, and fees accrued	7,752	7,221
Federal income taxes payable	3,455	1,014
Other liabilities	3,293	186
Separate account liabilities	2,212,889	2,011,293
Total liabilities	2,944,239	2,780,113
Capital and surplus
Capital
Common stock, $5 par value, 1,000,000 shares authorized, issued, outstanding	5,000	5,000
Paid-in capital	79,886	79,886
Deferred gains	25,077	29,227
Unassigned surplus	95,594	13,800
Total capital and surplus	205,557	127,913
Total liabilities and capital and surplus	$3,149,796	$2,908,026
See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Operations

	Years Ended December 31,
	2021	2020	2019
	($ in thousands)
Income
Premiums and other considerations
Life and annuity contracts	$3,166	$3,050	$3,889
Accident and health contracts	939	—	—
Net investment income	54,696	53,426	59,176
Commission and fee income	24,329	30,798	63,499
Other income	2,365	2,311	2,780
Total income	85,495	89,585	129,344
Benefits and expenses
Death and annuity benefits	70,725	76,413	70,188
Disability and accident and health benefits	1,404	—	—
Interest on deposit-type contracts	2,286	1,512	1,061
Other benefits to policyholders an beneficiaries	2,507	2,278	1,333
Surrender benefits	2,396	1,985	2,113
Decrease in policy reserves-life and annuity contracts and accident and health insurance	(53,599)	(55,924)	(47,484)
General insurance expenses	8,864	8,941	7,471
Insurance taxes, licenses, fees, and commissions	15,592	17,365	36,763
Total benefits and expenses	50,175	52,570	71,445
Income before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses)	35,320	37,015	57,899
Dividends to policyholders	617	758	501
Income before federal income tax expense (benefit) and net realized capital gains (losses)	34,703	36,257	57,398
Federal income tax expense	4,503	827	7,062
Income before net realized capital gains (losses)	30,200	35,430	50,336
Net realized capital gains (losses), excluding gains transferred to (from) IMR, net of tax expense (benefit) (2021 - $3,809; 2020 - ($459); 2019 - $1,716) excluding taxes transferred to (from) IMR (2021 - ($4,085); 2020 - $406; 2019 - $817)	54,684	(773)	(2,185)
Net income	$84,884	$34,657	$48,151

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Changes in Capital and Surplus

	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Capital and surplus at beginning of year Additions (deductions)	$127,913	$123,639	$126,266
Net income	84,884	34,657	48,150
Change in unrealized capital gains (losses), net of tax (2021 - $317; 2020 - $73; 2019 - $412)	1,189	273	1,552
Change in nonadmitted assets	15,670	1,391	(2,392)
Change in net deferred income tax	(20,976)	(2,786)	2,898
Change in asset valuation reserve	3,647	69	(889)
Change in paid in capital	—	—	(14,000)
Dividends to stockholder	—	(18,000)	(13,000)
Extinguishment or reclassification of balances with former parent	93	—	—
Amortization of gain on sale	(4,614)	(4,903)	(4,071)
Amortization of gain on reinsurance (see Note 7)	(2,249)	(6,427)	(20,875)
Net additions (deductions)	77,644	4,274	(2,627)
Total comprehensive income	$205,557	$127,913	$123,639

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Cash Flows

	Years Ended December 31,
	2021	2020	2019
	(in millions)
Cash from operating activities
Premiums and other considerations	$4,179	$3,100	$4,017
Net investment income received	49,785	52,597	56,537
Other income	23,419	19,509	38,397
Policy and contract benefits and dividends paid	(78,471)	(77,811)	(77,831)
Operating expenses paid	(22,308)	(21,887)	(37,941)
Federal income taxes paid	(5,778)	(3,104)	(9,386)
Net cash used in operating activities	(29,174)	(27,596)	(26,207)
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	194,450	68,587	137,586
Stocks	28,155	2,829	21,371
Mortgage loans	4,933	3,404	7,212
Other invested assets	74,362	5,872	13,247
Total investment proceeds	301,900	80,692	179,416
Cost of investments acquired
Bonds and notes	274,539	23,270	121,079
Stocks	—	1,000	8,860
Mortgage loans	4,755	—	—
Other invested assets	—	909	6,721
Miscellaneous applications	969	—	—
Total investments acquired	280,263	25,179	136,660
Net decrease in contract loans	(343)	(281)	(383)
Net cash provided by investing activities	21,980	55,794	43,139
Cash from financing and miscellaneous activities
Dividends to stockholder	—	(18,000)	(27,000)
Other	(3,308)	155	(2,292)
Net cash used in financing and miscellaneous activities	(3,308)	(17,845)	(29,292)
Net change in cash and cash equivalents	(10,502)	10,353	(12,360)
Cash and cash equivalents at the beginning of year	20,975	10,622	22,982
Cash and cash equivalents at the end of year	$10,473	$20,975	$10,622
Supplemental disclosure of non-cash items:
Non-cash exchanges of bonds and notes, disposals	11,561	—	—
Non-cash exchanges of bonds and notes, acquisitions	$(11,561)	$—	$—

See the accompanying Notes to Financial Statements

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 1: Nature of Business
Union Security Insurance Company (the "Company") is a stock life insurance company domiciled in the State of Kansas and distributes its products in the District of Columbia and all states, except New York. The Company is a provider of pre-funded funeral insurance (“preneed”) products and accidental death and dismemberment policies as well as traditional life insurance and annuities.

On July 31, 2021, the Company and its direct parent, Preneed Holdings, LLC (an LLC created to facilitate the sale), were acquired from Assurant, Inc. (“Assurant”) by CMFG Life Insurance Company (“CMFG Life”). CMFG Life is a life insurance company domiciled in Iowa. CMFG Life’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. Preneed Holdings, LLC was subsequently dissolved and the Company is now a direct subsidiary of CMFG Life.

The Company had previously engaged in other insurance business activities prior to dispositions of such businesses through reinsurance arrangements. The reinsurance and coinsurance activities related to these businesses are described in Note 7.
a.In 2000, the Company divested its long-term care ("LTC") operations to John Hancock Life Insurance Company ("John Hancock"), using reinsurance and coinsurance. Assets supporting the LTC liabilities ceded are mainly held in trusts.
b.In 2001, the Company entered into a reinsurance agreement with Hartford Life and Annuity Insurance Company for the sale of the Fortis Financial Group ("FFG") division, which sold variable life insurance and annuity products. The separate accounts relating to FFG are still reflected in the Company's statements of admitted assets, liabilities and capital and surplus.
c.In 2016, the Company sold its employee benefits segment mainly through a series of reinsurance transactions with the United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6, Related Party Transactions, for a description of the significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have materially differed had these transactions been consummated with unrelated parties.

In March 2020, the World Health Organization declared a worldwide pandemic regarding the outbreak of a novel coronavirus disease (“COVID-19”). The pandemic has affected the states where the Company operates, causing economic effects including temporary closures of businesses and reduced consumer activity. Because of the size, breadth and length of the pandemic, all of the direct and indirect consequences of COVID-19 are not yet known and may not emerge for some time. The COVID-19 pandemic has created a higher risk of mortality, negatively impacted the U.S. and global economy, and created increased volatility in capital markets. As a result, the Company’s ability to sell products through its regular channels and the demand for its products and services could be impacted. The extent to which the COVID-19 pandemic could continue to impact the Company’s business, results of operations, or financial condition will depend on continued future developments which are highly uncertain and cannot be predicted. To date, the Company has not experienced any material impacts to its financial position or results of operations and related cash flows.
Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Kansas Insurance Department (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Kansas. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. There are no permitted practices applicable to the Company.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes and certain receivables) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP, the change is reflected in net investment income.

For statutory accounting, the change in fair value of unaffiliated common and preferred stock is recorded in surplus in the statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated common and preferred stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income.

For statutory accounting, after an other-than-temporary impairment of bonds (other than loan-backed securities) is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold to recovery, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows.

The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually.

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Deposits, surrenders, and benefits on universal life type contracts are recorded in the statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Amounts due from reinsurers for their share of ceded policy reserves and ceded policy and contract claim reserves are netted against the reserves rather than shown as assets under GAAP.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Under GAAP, an acquiring entity is permitted to push down the fair values of acquired assets and liabilities, including goodwill and other intangible assets, to the acquired entity's balance sheet ("pushdown accounting"). Pushdown accounting is not allowed under statutory accounting.

Certain reinsurance transactions representing the disposal of product lines resulted in gains which are deferred in unassigned surplus for statutory accounting and amortized to income over the estimated lives of the underlying policies. These deferred gains were eliminated in GAAP purchase accounting.

Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, provision for income taxes, policy and claim reserves, and reinsurance balances are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial designation of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Common stocks - unaffiliated: Investments in unaffiliated common stocks are stated at fair value.

Preferred stocks - unaffiliated: For 2021, preferred stocks are carried at amortized cost or the lower of amortized cost or NAIC fair value depending on the NAIC designation, unless the preferred stock is perpetual or has mandatory sinking fund provisions, in which case it is carried at fair value. For 2020, preferred stocks are carried at amortized cost or the lower of amortized cost or NAIC fair value depending on the NAIC designation and whether the preferred stock has mandatory sinking fund provisions.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include limited partnerships and surplus notes carried at amortized cost. The limited partnerships are reported using the equity method of accounting. In applying the equity method, the Company uses financial information provided by the investee.

At December 31, 2020, the Company held $21,018 of investments in real estate joint ventures and other partnerships; there were no investments in limited partnerships at December 31, 2021.

Net investment income: Net investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received.

Net realized capital gains (losses): Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses).

Net unrealized capital gains (losses): Net unrealized capital gains (losses) are included in unassigned surplus, net of deferred federal income taxes.

NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments. In 2021 and 2020, the Company had no NAIC 5GI bonds and notes.

Cash, Cash Equivalents and Short-term Investments

Cash includes unrestricted deposits in financial institutions and short-term investments include those with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Short-term investments, other than money market funds, are reported at amortized cost. Money market mutual funds are valued based on the closing price as of December 31.

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

Policy Reserves

Life, annuity, long-term care and other accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of insureds and returns any unearned premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. Changes in reserve valuation basis are recorded as a direct increase or decrease in unassigned funds.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and annual dividends credited to policyholders left on deposit.

Revenue Recognition

Premiums for life policies are recorded as revenue when due. Annuity premiums are recorded as revenue when received. Accident and health premiums are recorded as revenue when due and earned ratably over the period covered by the policy. Other income is recorded as earned.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5, Income Tax, for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Reinsurance

Reinsurance premiums claims and benefits, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated their reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus represent funds that are separately administered, principally for variable life and variable annuity contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

Separate account reserves for the payment of future policy benefits are computed under the Commissioner’s Reserve Valuation Method for variable universal life policies and Commissioner’s Annuity Reserve Valuation Method for variable annuity policies. The Company applies these methods by reporting an asset that partially offsets the separate account liabilities and through direct reduction of certain policy reserves.

Prior to April 2001, FFG had issued variable insurance products registered as securities under the Securities Act of 1933. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an underlying portfolio of securities. The variable insurance products issued by FFG were fully ceded to Talcott Resolution using reinsurance.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Premiums received and benefits paid on variable life and variable annuity policies, which are presented net of reinsurance (see Note 7) in the statements of operations, are included in the life premiums and policy benefits of the Company, respectively.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, unaffiliated common and preferred stocks, and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Recently Adopted Accounting Standards

The accounting guidance in SSAP No. 32, Preferred Stock, was amended effective January 1, 2021, becoming SSAP No. 32R. The amendments were primarily intended to improve the definitions of redeemable and perpetual preferred stock, incorporate guidance for mandatorily convertible preferred stock, and clarify measurement, impairment and dividend recognition guidance. The adoption of SSAP No. 32R did not have a material impact on the Company's financial position, results of operations, or cash flows.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2021 are as follows:

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$ 1,532	$ 55	$ (11)	$ 1,576
States, territories and possessions	2,414	274	-	2,688
Political subdivisions of states,
territories and possessions	29,643	1,178	(439)	30,382
Special revenue and special
assessment obligations	2,501	593	-	3,094
Industrial and miscellaneous	603,000	187,926	(979)	789,947
Mortgage-backed securities:
Residential mortgage	37,054	1,636	(121)	38,569
Commercial mortgage	56,072	1,013	(253)	56,832
Non-mortgage asset-backed securities:
Other structured securities	83,758	2,031	(196)	85,593

Total bonds and notes	$ 815,974	$ 194,706	$ (1,999)	$ 1,008,681

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2020 are as follows:

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

Bonds and notes:
U.S. government	$ 573	$ 91	$ -	$ 664
Foreign governments	8,403	2,078	(387)	10,094
States and political subdivisions	2,527	372	-	2,899
Special revenue	16,134	3,885	-	20,019
Hybrid	25,721	7,135	-	32,856
Loan-backed and structured	143,116	7,056	(351)	149,821
Industrial and miscellaneous	516,628	220,425	(1,309)	735,744

Total bonds and notes	$ 713,102	$ 241,042	$ (2,047)	$ 952,097

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
The statement value and fair value of bonds and notes at December 31, 2021, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value
Due in one year or less	$ 251	$ 253
Due after one year through five years	27,875	32,497
Due after five years through ten years	194,848	225,200
Due after ten years	416,116	569,737
Mortgage-backed securities:
Residential mortgage	37,054	38,569
Commercial mortgage	56,072	56,832
Non-mortgage asset-backed securities:
Other structured securities	83,758	85,593
Total bonds and notes	$ 815,974	$ 1,008,681

The Company holds bonds as the result of a securitization transaction whereby the Company transferred commercial mortgage loans into an affiliated real estate trust and subsequently purchased bonds from this real estate trust. These bonds have a carrying value of $3,731 and a fair value of $4,617 and a carrying value of $3,640 and a fair value of $3,995 as of December 31, 2021 and 2020, respectively.

Common and Preferred Stocks – Unaffiliated

The Company held no unaffiliated common stocks at December 31, 2021. At December 31, 2020, the cost and fair value of unaffiliated common stocks was $1,926. There were no gross unrealized gains and losses.

The statement value, gross unrealized gains and losses and fair value of unaffiliated preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2021	$ 30,543	$ -	$ -	$ 30,543
December 31, 2020	51,795	11,561	(138)	63,218

Mortgage Loans

The Company’s mortgage loan portfolio consists mainly of commercial mortgage loans. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2021, the commercial mortgage loan portfolio had an average remaining life of 3.8 years, with all principal due prior to 2034. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 17.3% of the aggregate mortgage loan portfolio balance.

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31:

	2021	2020
Current	$ 43,816	$ 43,994
Total carrying value	$ 43,816	$ 43,994

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

There were no impaired loans and the Company has no interest accrued on loans greater than 90 days past due as of December 31, 2021 and 2020.

The Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31, 2021:

2021
California	19.8%
Alabama	17.3
Arizona	10.9
Maryland	10.4
Utah	9.1
Connecticut	8.8
Texas	5.4
Minnesota	5.2

At December 31, 2020, approximately 49% of the commercial mortgage loan carrying value was concentrated in the states of California, Alabama, and Maryland.

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

2021
Industrial	56.7%
Office	22.7
Retail	15.9
Other	4.7

Total	100%

Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to pay their loans.

The Company has no commitments as of December 31, 2021 or 2020 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2021 or 2020.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in our commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2021 and 2020, there were no mortgage loans in nonaccrual status and no valuation allowance was established for mortgage loans. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

Loan to value and debt service coverage ratios were as follows at December 31, 2021:

	2021
		Average
	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio

Less than 65%	$ 36,197	1.86
65% to 74%	7,619	1.17

Total	$ 43,816	1.82
Loan to value and debt service coverage ratios were as follows at December 31, 2020:

	2020
		Average
	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio

70% and less	$ 43,994	2.37

Total	$ 43,994	2.37

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2021	2020
Money market mutual funds	$ 10,844	$ 18,886
Cash	(371)	2,089
Total cash, cash equivalents and short-term investments	$ 10,473	$ 20,975

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2021	2020	2019

Bonds and notes	$ 44,726	$ 46,025	$ 47,934
Common stocks - unaffiliated	52	82	79
Preferred stocks - unaffiliated	2,867	3,301	3,748
Mortgage loans	2,083	2,398	2,853
Contract loans	293	322	340
Other invested assets	5,482	3,097	5,322
Cash and cash equivalents	2	35	301
Other	86	-	-

Gross investment income	55,591	55,260	60,577
Less investment expenses	895	1,834	1,401

Net investment income	$ 54,696	$ 53,426	$ 59,176

Investment expenses include interest, salaries, brokerage fees and securities’ custodial fees.

Due and accrued investment income over 90 days past due is excluded from the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2021 or 2020 on this basis.

Total net investment income recognized as a result of prepayment penalties or acceleration fees was $1,082, $439, and $382 for the years ended December 31, 2021, 2020 and 2019, respectively.

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the year ended December 31 are summarized as follows:

2021

Bonds and notes:
Gross gains from sales	$ 13,536
Gross losses from sales	(453)
Other	2,810
Common stocks - unaffiliated:
Gross gains from sales	669
Preferred stocks - unaffiliated:
Gross gains from sales	2,153
Gross losses from sales	(140)
Other	2,110
Other invested assets:
Gross gains from sales	53,177

Net realized capital gains (losses) before taxes and transfer to
interest maintenance reserve	73,862
Tax on net realized capital gains (losses)	276
Transfer to interest maintenance reserve	(19,454)

Net realized capital gains (losses)	$ 54,684

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Proceeds from the sale of bonds and notes were $65,623 in 2021. Proceeds from the sale of stocks were $19,009 in 2021.

Net realized capital gains (losses) for the years ended December 31, 2020 and 2019 are summarized as follows:

	2020	2019
Bonds and notes:
Proceeds from sales	$ 25,943	$ 92,312

Gross realized gains	2,807	4,214
Gross realized losses	(1,458)	(930)
Net realized gains from sales of bonds	1,349	3,284

Preferred stocks - unaffiliated:
Proceeds from sales	-	16,944

Gross realized gains	160	866
Gross realized losses	-	(255)
Net realized gains from sales of preferred stocks	160	611

Net realized capital losses related to sales and other	294	2,604
Amount transferred to IMR (net of related tax expense
of $405 in 2020 and $817 in 2019)	1,526	3,073
Tax on net realized capital gains (losses)	459	(1,716)
Net realized capital gains (losses)	$ (773)	$ (2,185)

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for other-than-temporary impairment (“OTTI”) on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

•The existence of any plans to sell the investment security.
•The extent to which fair value is less than statement value.
•The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).
•The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.
•For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.
•The Company’s ability to recover all amounts due according to the contractual terms of the agreements.
•The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
investment's amortized cost basis and its expected cash flows. In determining whether an unrealized loss is expected to be other-than-temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered above its cost basis.

For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in limited partnerships, the Company reviews the financial condition and future profitability of the limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital gain (loss).

For those equity securities with a decline in the fair value deemed to be other-than-temporary, a net realized capital (loss) is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2021. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The Company did not recognize any OTTI on loan-backed and structured securities during 2021, 2020 and 2019 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Net Unrealized Capital Gains (Losses)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2021 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2021
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. government and agencies	$962	$ (11)	$ -	$ -	$ 962	$ (11)
Political subdivisions of states, territories and possessions	20,551	(439)	-	-	20,551	(439)
Industrial and miscellaneous	36,012	(979)	-	-	36,012	(979)
Mortgage-backed
Residential mortgage	12,363	(121)	-	-	12,363	(121)
Commercial mortgage	32,092	(253)	-	-	32,092	(253)
Collateralized loan and debt obligations
Other structured securities	50,081	(196)	-	-	50,081	(196)

Total bonds and notes	152,061	(1,999)	-	-	152,061	(1,999)

Total temporarily
impaired securities	$ 152,061	$ (1,999)	$ -	$ -	$ 152,061	$ (1,999)

At December 31, 2021, the Company owned 96 bonds and notes with a fair value of $152,061 in an unrealized investment loss position. There were no bonds or notes in an unrealized loss position for twelve or more months. The total fair value of bonds and notes with unrealized losses at December 31, 2021 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $148,940 or 97.9% of the total fair value of all bonds and notes with unrealized losses at December 31, 2021. Total unrealized losses on investment grade bonds and notes were $1,820 at December 31, 2021.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2020 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2020
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
Bonds and notes:
Foreign governments	$ 3,640	$ (387)	$ -	$ -	$ 3,640	$ (387)
Loan-backed and structured	7,872	(183)	19,678	(167)	27,550	(350)
Industrial and miscellaneous	10,932	(1,309)	-	-	10,932	(1,309)
Total bonds and notes	$ 22,444	$ (1,879)	$ 19,678	$ (167)	$ 42,122	$ (2,046)
Stocks:
Common stocks - unaffiliated	$ 1,431	$ (220)	$ -	$ -	$ 1,431	$ (220)
Preferred stocks - unaffiliated	-	-	1,727	(136)	1,727	(136)
Total stocks - unaffiliated	$ 1,431	$ (220)	$ 1,727	$ (136)	$ 3,158	$ (356)

The total gross unrealized losses were approximately 5% of the aggregate fair value of the related securities at December 31, 2020. Approximately 87% of these gross unrealized losses had been in a continuous loss position for less than twelve months in 2020. The total gross unrealized losses were comprised of 21 individual securities in 2020.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Restricted Assets

Restricted assets by category as of December 31 are as follows:

	2021			2020
	Total	Restricted	Restricted to	Total	Restricted	Restricted to
	Admitted	to Total	Total Admitted	Admitted	to Total	Total Admitted
	Restricted	Assets	Assets	Restricted	Assets	Assets
On deposit with states and other regulatory bodies	$ 3,018	0.1%	0.1%	$ 2,013	0.1%	0.1%
Pledged as collateral not captured in other categories	285,429	9.1%	9.1%	275,723	9.4%	9.4%
Total restricted assets	$ 288,447	9.2%	9.2%	$ 277,736	9.5%	9.5%

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

•Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

•Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between levels in 2021 and 2020.

Fair Value Measurement

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of
December 31, 2021.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total
Preferred stock - unaffiliated	$ -	$ 30,543	$ -	$ 30,543
Cash equivalents	10,844	-	-	10,844
Derivatives	-	310	-	310
Separate account assets	2,148,713	63,637	-	2,212,350
Total assets	$ 2,159,557	$ 94,490	$ -	$ 2,254,047

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Fair Value Measurement of Financial Instruments

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at
December 31, 2021:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$ 815,974	$ 1,008,681	$ -	$ 941,005	$ 67,676
Preferred stocks - unaffiliated	30,543	30,543	-	30,543	-
Mortgage loans	43,816	46,498	-	-	46,498
Cash equivalents and short-term
investments	10,844	10,844	10,844	-	-
Other invested assets	10,359	13,795	-	13,795	-
Derivatives	310	310	-	310	-
Contract loans	4,924	6,844	-	-	6,844
Separate account assets	2,212,350	2,212,350	2,148,713	63,637	-
Financial instruments recorded
as liabilities:
Deposit-type contracts	17,459	18,898	-	18,898	-
Annuity contracts	17,179	18,595	-	18,595	-
Separate account liabilities	2,212,350	2,212,350	2,148,713	63,637	-

The carrying amounts for cash, accrued net investment income and investment receivables approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

The following table summarizes the carrying amounts and fair values of USIC’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2020:

	Carrying
	Value	Fair Value	Level 1	Level 2	Level 3

Financial assets:
Bonds and notes	$ 713,102	$ 952,097	$ -	$ 939,645	$ 12,452
Common stocks - unaffiliated	1,926	1,926	1,926	-	-
Preferred stocks - unaffiliated	51,795	63,218	-	62,169	1,049
Mortgage loans	43,994	50,030	-	-	50,030
Cash, cash equivalents and short-term investments	20,975	20,975	20,975	-	-
Other invested assets	15,962	19,785	5,274	14,334	177
Separate account assets	2,011,293	2,011,293	1,937,054	74,239	-
Total financial assets	$ 2,859,047	$ 3,119,324	$ 1,965,229	$ 1,090,387	$ 63,708
Financial liabilities:
Individual and group annuities
(subject to discretionary withdrawal)	193,798	241,221	-	-	241,221
Deposit-type contracts	37,596	37,596	33,468	4,128	-
Separate account liabilities	2,011,293	2,011,293	1,937,054	74,239	-
Total financial liabilities	$ 2,242,687	$ 2,290,110	$ 1,970,522	$ 78,367	$ 241,221

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Determination of Fair Values

The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices and matrix pricing or similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements

Common stocks - unaffiliated: Valuation is based on the published redemption price at which the Company could transact.

Cash equivalents and short-term investments: Consists of money market mutual funds and treasury bills. Valuation for money markets is based on the closing price as of the balance sheet date. Valuation for treasury bills is principally based on observable inputs including quoted prices for identical assets in markets that are active.

Deposit-type contracts: For 2020, the fair value of the Company’s liabilities under deposit-type insurance contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Separate account assets and liabilities: Consists of money market funds and it also includes mutual funds; valuation is based on the closing price as of the balance sheet date. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.
Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk-free rates and market comparables.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivatives: Consists of swaps; valuation inputs having a significant effect on fair value include market quoted interest rates, market implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets are investments bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type and annuity contracts: The fair value of the Company’s liabilities under deposit-type and annuity contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Preferred stocks - unaffiliated: For 2020, the Level 3 stocks are priced using non-binding third-party manager quotes, for which the underlying quantitative inputs are not developed by the Company and are not readily available or observable.

Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Individual and group annuities (subject to discretionary withdrawal): For 2020, the fair values for the Company’s liabilities under investment-type insurance contracts within the individual and group annuities are determined using discounted cash flow analysis.

Note 5: Income Tax

The Company was included in the 2020 consolidated U.S. federal income tax return filed by Assurant. The Company will be included in the 2021 consolidated U.S. federal income tax return filed by Assurant for the period January 1, 2021 through July 31, 2021 and will file a stand-alone U.S. federal income tax return for the period August 1, 2021 through December 31, 2021. The Company is not eligible to be included in the CMHC consolidated U.S. federal income tax return until January 1, 2027.

The U.S. consolidated federal income tax return filed by Assurant includes the following entities: Assurant, Inc., Assurant Service Protection, Inc., American Bankers General Agency, Inc., American Bankers Insurance Co. of Florida, American Bankers Insurance Group, American Bankers Life Assurance Co. of Florida, American Bankers Management Co., Inc., American Financial & Automotive Services, Inc., American Financial Warranty Corporation, American Memorial Life Insurance Co., American Security Insurance Co., Assurant Captive Insurance Company, Inc., Assurant IA Holding Corp., Assurant Insurance Agency, Inc., Assurant Payment Services, Inc., Assurant Reinsurance of Turks & Caicos, Ltd., Assurant BARC Reinsurance Ltd., Assurant Device Services, Inc., Automotive Warranty Services, Inc., Automotive Warranty Services of Florida, Inc., Coast to Coast Dealer Services Inc., Consumer Assist Network Association, Inc., Consumer Program Administrators, Inc., Dealer Performance, Inc., Eck & Glass, Inc., Family Considerations, Inc., Federal Warranty Service Corp., FFG Corporation, First Extended, Inc., First Extended Service Corporation, First Extended Service Corporation of Florida, Florida Office Corp., GP Legacy Place, Inc., Hyla Mobile Inc., Flipswap Inc, Recellular Acquisitions Inc, Hyla International Inc, HMCA Inc, Assurant New Ventures, Incorporated, Service Optimization Solutions, Inc., Insureco Agency and Services, Inc. (CA), Insureco, Inc., Interfinancial, Inc., IQ Data International, Inc., John Alden Life Insurance Co., Mobile Defense, Inc., MS Diversified Corp., National Insurance Agency, Inc., National Product Care Company, North American Warranty, Inc., Product Care, Inc., Privowny, Inc. Reliable Lloyds Insurance Co., Resource Acquisition Corporation, Assurant Automotive(FKA Resource Automotive, Inc.), Assurant Dealer Services, Inc.(FKA Resource Dealer Group, Inc.), Resource Training, Inc., ServicePlan, Inc., ServicePlan of Florida, Inc., Service Protection, Inc., Service Saver, Inc., Shipsurance Insurance Services, Inc., Standard Guaranty Insurance Co., SOSI-Fixt, Inc., Sureway, Inc., TeleCom Re, Inc., The Warranty Group, Inc., TrackSure Insurance Agency, Inc., TS Holdings, Inc., TWG Holdings, Inc., TWG Home Warranty Services, Inc., TWG Innovative Solutions, Inc., TWG Securities, Inc., TWG Warranty Group, Inc., TWG Warranty Services, Inc., Union Security Insurance Co., Union Security Life Insurance Co. of NY, United Service Protection Corp., United Service Protection, Inc., Virginia Surety Company, Inc., Voyager Group, Inc., Voyager Indemnity Insurance Co., Voyager Service Warranties, Inc., Wolverine Acquisitions, Inc., and Wolverine Interco, Inc.

Tax liabilities were allocated within the Assurant consolidated group according to tax allocation principles prescribed by the Internal Revenue Code of 1986 and related income tax regulations applicable to life and non-life consolidated income tax returns. The method of allocation between the companies was subject to written agreement, approved by the Board of Directors. Allocation was based upon separate return calculations with current credit for net losses to the extent to which they were used in the consolidated return. Intercompany tax balances were to be settled within 30 days of paying quarterly tax estimates and filing of the consolidated federal income tax return.

Current income tax expense consists of the following for the years ended December 31:

	2021	2020	2019

Federal income tax expense (benefit) on operations	$ 4,503	$ 827	$ 7,062
Federal income tax expense (benefit) on
net realized capital gains (losses)	3,809	(459)	1,716

Federal income tax expense	$ 8,312	$ 368	$ 8,778

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
The 2021 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2021	2020	Change

Adjusted gross deferred tax assets	$ 5,880	$ 30,913	$ (25,033)
Total deferred tax liabilities	(3,131)	(6,871)	3,740

Net deferred tax asset (excluding nonadmitted)	$ 2,749	$ 24,042	$ (21,293)

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			317

Change in net deferred income tax			$ (20,976)

The 2020 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2020	2019	Change

Adjusted gross deferred tax assets	$ 30,913	$ 32,882	$ (1,969)
Total deferred tax liabilities	(6,871)	(5,981)	(890)

Net deferred tax asset (excluding nonadmitted)	$ 24,042	$ 26,901	(2,859)

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			73

Change in net deferred income tax			$ (2,786)

The 2019 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2019	2018	Change

Adjusted gross deferred tax assets	$ 32,882	$ 31,663	$ 1,219
Total deferred tax liabilities	(5,981)	(7,248)	1,267

Net deferred tax asset (excluding nonadmitted)	$ 26,901	$ 24,415	2,486

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			412

Change in net deferred income tax			$ 2,898

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the year ended December 31, 2021 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

2021

Tax expense computed at federal corporate rate	$ 22,799
Dividends received deductions	(1,579)
Foreign tax credit	(161)
Income tax benefit related to prior years	(2,923)
Nonadmitted assets	78
Interest maintenance reserve amortization	(493)
Amortization of deferred gain on reinsurance	(1,441)
Change in deferred income tax due to purchase accounting	13,031
Tax exempt investment income	(37)
Other	14

Total statutory income taxes	$ 29,288

Federal income tax expense	$ 8,312
Change in net deferred income tax	20,976

Total statutory income taxes	$ 29,288

The total statutory provision for income taxes for the years ended December 31, 2020 and 2019 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	Effective Tax Rate
	2020	2019

Statutory income before taxes	21.0%	21.0%
(including capital gains and losses)
Interest maintenance reserve	-1.3%	-1.0%
Amortization of deferred gain on reinsurance	-6.5%	-8.7%
Dividend received deduction	-3.0%	-1.3%
Other permanent adjustments	-1.6%	-0.2%
Total adjustments	-12.4%	-11.2%

Total	8.6%	9.8%

Federal income tax incurred	1.0%	14.6%
Change in net deferred income tax	7.6%	-4.8%

Total statutory income taxes	8.6%	9.8%

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred
tax assets	$ 5,880	$ -	$ 5,880	$ 26,351	$ 4,562	$ 30,913	$ (20,471)	$ (4,562)	$ (25,033)
Statutory
valuation
allowance
adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross
deferred tax
assets	5,880	-	5,880	26,351	4,562	30,913	(20,471)	(4,562)	(25,033)
Deferred tax
assets
nonadmitted	-	-	-	(15,650)	-	(15,650)	15,650	-	15,650
Admitted deferred
tax assets	5,880	-	5,880	10,701	4,562	15,263	(4,821)	(4,562)	(9,383)
Deferred tax
liabilities	(765)	(2,366)	(3,131)	(1,093)	(5,778)	(6,871)	328	3,412	3,740
Net admitted
deferred tax
assets	$ 5,115	$ (2,366)	$ 2,749	$ 9,608	$ (1,216)	$ 8,392	$ (4,493)	$ (1,150)	$ (5,643)

The nonadmitted deferred tax asset decreased $15,650 in 2021 and decreased $1,397 in 2020. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at
December 31are as follows:

	2021	2020	Change
Ordinary deferred tax assets:
Deferred acquisition costs	$ 1,161	$ 16,020	$ (14,859)
Life and accident and health reserves	4,499	4,745	(246)
Investments	-	4,742	(4,742)
Policyholder dividends accrual	137	-	137
Other	83	844	(761)
Subtotal ordinary deferred tax assets	5,880	26,351	(20,471)
Nonadmitted ordinary deferred tax assets	-	(15,650)	15,650
Admitted ordinary deferred tax assets	5,880	10,701	(4,821)
Capital deferred tax assets:
Investments	-	2,158	(2,158)
Unrealized losses	-	2,404	(2,404)
Admitted capital deferred tax asset	-	4,562	(4,562)
Admitted deferred tax assets	5,880	15,263	(9,383)
Ordinary deferred tax liabilities:
Investments	(42)	(86)	44
Deferred and uncollected premium	(105)	(208)	103
Reserves	-	(799)	799
Unrealized gains	(65)	-	(65)
Guaranty fund liabilities	(553)	-	(553)
Total ordinary deferred tax liabilities	(765)	(1,093)	328
Capital deferred tax liabilities:
Investments	(1,169)	(5,743)	4,574
Unrealized gains	(1,197)	(35)	(1,162)
Subtotal capital deferred tax liabilities	(2,366)	(5,778)	3,412
Total deferred tax liabilities	(3,131)	(6,871)	3,740
Net admitted deferred tax asset	$ 2,749	$ 8,392	$ (5,643)

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	4,549	-	4,549	8,392	-	8,392	(3,843)	-	(3,843)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	4,549	-	4,549	8,392	-	8,392	(3,843)	-	(3,843)
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	-	-	30,421	-	-	17,928	-	-	12,493
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	1,331	-	1,331	2,309	4,562	6,871	(978)	(4,562)	(5,540)
Admitted deferred tax asset	$ 5,880	$ -	$ 5,880	$ 10,701	$ 4,562	$ 15,263	$ (4,821)	$ (4,562)	$ (9,383)

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount (risk-based capital ("RBC") reporting entity)	1039%	596%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$ 202,809	$ 119,521

The Company did not use tax planning strategies in the calculation of adjusted gross deferred tax assets and net admitted deferred tax assets as of December 31, 2021 and 2020.

Other Tax Items

On July 31, 2021, the stock of the Company was acquired by CMFG Life. For tax purposes, the transaction was treated as a reinsurance transaction. This treatment resulted in the reset of the tax basis of assets which impacted the related deferred tax values. The impact is included in the change in net deferred income tax and in the effective tax rate analysis. Also, the terms of the transaction resulted in the extinguishment or reclassification of certain balances with the former parent. The net impact is reported as an increase to unassigned surplus.

As of December 31, 2021, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

Income taxes incurred in 2021 of $3,414 are available for recoupment in the event of future capital losses. The Company has no taxes incurred in 2020 or 2019 that are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

A reconciliation of the beginning and ending amount of tax contingences as of December 31 is as follows:

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

	2021	2020

Balance at January 1	$ 2,425	$ 2,425
Reductions for prior years' tax positions	(2,425)	-

Balance at December 31	$ -	$ 2,425

The overall effective income tax rate in future periods will be affected if the balances of the tax contingencies as of December 31, 2021 are revalued. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the statutory basis statements of operations. During the years ended December 31, 2021, 2020 and 2019, the Company recognized a decrease of $212 and increases of $103 and $97, respectively, in interest and penalties. The Company had accrued $0 and $212 for the payment of interest and penalties at December 31, 2021 and 2020, respectively.

The Company files a U.S. federal income tax return and files income tax returns in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, any adjustment to income tax liabilities for periods prior to August 1, 2021 are the sole obligation or benefit of the prior owner.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 6: Related Party Transactions

Subsequent to July 31, 2021, in the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly. CMFG Life and other affiliates allocated expenses of $4,480 to the Company in 2021.

After the acquisition by CMFG Life, the Company hired MEMBERS Capital Advisors, Inc. (“MCA”) as its investment advisor for most of its portfolio. MCA investment management fees recorded were $474 in 2021.

Subsequent to July 31, 2021, the Company entered into a cash management agreement, whereby the Company periodically borrows from or lends to affiliates. Balances must be repaid within 364 days and interest is charged pursuant to the terms of the agreement.

Amounts due to/from affiliates are shown in the following table as of December 31:

2021
Due to the Company:
CMFG Life	$ 997
American Memorial Life Insurance Company	365
All other affiliates	94
Total	$ 1,456

Due from the Company:
CMFG Life	$ 863
MCA	330
CUNA Mutual Insurance Agency, Inc.	132
All other affiliates	612
Total	$ 1,937

Prior to July 31, 2021, capital and surplus transactions between former direct parent, Interfinancial, Inc., (see Note 1 for more details on the change in ownership) is shown in the following table

	2021	2020	2019
Dividends paid from USIC to:
Interfinancial, Inc.	$ -	$ 18,000	$ 27,000
Total	$ -	$ 18,000	$ 27,000

The Company paid $14,000 of extraordinary dividends as a return of gross paid-in and contributed surplus in 2019.
The Company received timely approval from the Kansas Insurance Department prior to the payment of all dividends.

In 2020, 2019 and January 1, 2021 through July 31, 2021, the Company received various services from Assurant and its affiliates. These services include information technology support, benefit plan administration, corporate insurance, accounting, tax, auditing, investment, actuarial and other administrative functions. The net expenses allocated to the Company for these services were $4,449, $6,327, and $7,258 for the periods ended July 31, 2021, December 31, 2020, and December 31, 2019, respectively.

The amounts paid by the Company to Assurant through a tax sharing agreement were $3,771, $3,111, and $9,386 at July 31, 2021, December 31, 2020, and December 31, 2019, respectively.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
The Company provides underwriting, claims handling, information technology and administrative services to Assurant and its affiliates and recorded income of $0, $4,009 and $5,439 through July 31, 2021 and in 2020 and 2019, respectively, for these services.

Receivables due from affiliates of Assurant were $952 at December 31, 2020 and included with other assets. Asset amounts are included on the statements of admitted assets, liabilities and capital and surplus. The receivable or payable due from Assurant, subsidiaries and affiliates are non-interest bearing and the terms of the agreement require that the amounts are settled within 30 days.

The Company ceded group accidental death and disability to its affiliate, American Bankers Life Assurance Company (“ABLAC”). The Company ceded $1,449, $2,900 and $3,195 of premiums to ABLAC for the periods ended July 31, 2021, December 31, 2020, and December 31, 2019, respectively. The Company ceded minimal reserves to ABLAC at December 31, 2020 and 2019, respectively.

The Company ceded group accidental death and disability to its affiliate, American Bankers Insurance Company (“ABIC”). The Company ceded $253, $473, and $546 of premiums to ABIC for the periods ended July 31, 2021, December 31, 2020, and December 31, 2019, respectively. The Company ceded minimal reserves to ABIC at December 31, 2020 and 2019.

Administrative expenses allocated to the Company from Assurant and CMFG Life may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

Prior to July 31, 2021, the Company’s affiliate Assurant, purchased, bonds for $3,755 and other invested assets for $75,130, all at fair value, from the Company.

Note 7: Reinsurance
The Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2021.

2021
Premiums earned:
Direct	$ 143,981
Assumed premiums	3,408
Ceded to affiliates	(1,703)
Ceded to non-affiliate	(141,581)
Premiums and other considerations	$ 4,105
Benefits and surrender expenses:
Direct	$ 535,716
Assumed from non-affiliates	31,086
Ceded to affiliates	(360)
Ceded to non-affiliates	(487,124)
Benefits and surrender expenses, net of reinsurance	$ 79,318
Decrease in policy reserves:
Direct	$ (16,028)
Assumed from non-affiliates	(20,172)
Ceded to affiliates	-
Ceded to non-affiliates	(17,399)
Decrease in policy reserves, net of reinsurance	$ (53,599)

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $656,989 as of December 31, 2021.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
The Company entered into a reinsurance agreement with Sun Life for the sale of its employee benefits segment as discussed in Note 1. The agreement resulted in a gain of $416,387 which was deferred as a component of capital and surplus on the statutory basis statements of changes in capital and surplus. The deferred gain is recognized net of tax basis as profits are earned within the reinsured business. The amount of gain amortized as income in the statutory basis statements of operations for the years ended December 31, 2021, 2020 and 2019 was $2,249, $6,427, and $20,875, respectively. The Company ceded premiums of $6,374, $51,146, and $223,733 during the years ended December 31, 2021, 2020 and 2019, respectively, related to this agreement. In addition, as of December 31, 2021 and 2020, total ceded reserves related to this agreement were $429,255 and $485,428, respectively.

The Company assumed premium from IA American Life Insurance Company, a subsidiary of Assurant, of $860, $2,196, and $2,433 for the years ended December 31, 2021, 2020 and 2019, respectively, and reserves of $233,292 and $252,642 as of December 31, 2021 and December 31, 2020, respectively.

The Company entered into a reinsurance agreement with Talcott Resolution for the sale of its FFG division. The ceded reserves related to this agreement were $482,489 and $495,210 as of December 31, 2021 and 2020, respectively. In addition, under the reinsurance agreement, Talcott Resolution is obligated to contribute funds to increase the value of the separate accounts relating to the business sold if such value declines below contractual guarantees. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments. Prudential Financial Inc. administers the Company’s individual life insurance policies ceded under this agreement while Talcott Resolution administers the remaining contracts.

The Company divested its LTC operations to John Hancock. Under this reinsurance agreement, the Company ceded $65,572, $68,581, and $71,273 of premiums to John Hancock during the years ended December 31, 2021, 2020 and 2019, respectively. The ceded reserves related to this agreement were $2,527,046 and $2,436,310, including $463,744 and $433,678 of premium deficiency reserves, in 2021 and 2020, respectively.

If in the event Sun Life, Talcott Resolution or John Hancock are unable to meet their policy and administrative obligations for the ceded business, the business risk and administration would revert back to the Company. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral as security under the reinsurance agreements.

The following table shows the effect of reinsurance on premiums for the years ended December 31:

	2020	2019

Premiums earned:
Direct	$ 190,850	$ 357,653
Assumed premiums	2,201	3,469
Ceded premiums	(190,001)	(357,233)

Premiums and other considerations	$ 3,050	$ 3,889

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
The following table provides the reductions in certain items in the statutory basis financial statements as a result of ceded reinsurance agreements along with reinsurance balances recoverable for the years ended December 31:

2020

Ceded aggregate reserves	$ 3,443,072
Ceded contract claims	39,404
Ceded other policy liabilities	21,527
Reinsurance balances receivable	2,419
Total	$ 3,506,422

Ceded incurred benefits	$ 298,113

Note 8: Liability for Claim Reserves

The liability for unpaid accident and health claim and claim adjustment expenses as of December 31, 2021 was $873,169. The Company incurred $245 and paid $226 of accident and health claims and claim adjustment expenses in 2021, of which $63 of incurred claims and $109 of paid claims was attributable to insured or covered events of prior years.
Note 9: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2021, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2021	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$ -	$ 42,815	$ -	$ 42,815	4.8%
At book value less surrender
charge of 5% or more	-	-	-	-	0.0%
At market value	-	-	627,874	627,874	70.3%

Total with adjustment or
at market value	-	42,815	627,874	670,689	75.1%
At book value with minimal or
no charge adjustment	185,219	-	-	185,219	20.8%
Not subject to
discretionary withdrawal	36,617	-	-	36,617	4.1%

Gross annuity reserves and
deposit liabilities	221,836	42,815	627,874	892,525	100.0%
Ceded reserves	206,730	-	-	206,730

Total net annuity reserves
and deposit liabilities	$ 15,106	$ 42,815	$ 627,874	$ 685,795
Group Annuities

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

		Separate	Separate
	General	Account with	Account		% of
December 31, 2021	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$ -	$ 27,006	$ -	$ 27,006	15.8%
At market value	-	-	140,474	140,474	82.1%
Total with adjustment or
at market value	-	27,006	140,474	167,480	97.9%
At book value with minimal or
no charge adjustment	3,681	-	-	3,681	2.1%

Gross annuity reserves and
deposit liabilities	3,681	27,006	140,474	171,161	100.0%
Ceded reserves	76	-	-	76

Total net annuity reserves
and deposit liabilities	$ 3,605	$ 27,006	$ 140,474	$ 171,085

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2021	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$ -	$ -	$ -	$ -	0.0%
At book value less surrender
charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or
at fair value	-	-	-	-	0.0%
At book value with minimal or
no charge adjustment	17,459	-	-	17,459	100.0%
Not subject to
discretionary withdrawal	-	-	-	-	0.0%

Gross annuity reserves and
deposit liabilities	17,459	-	-	17,459	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves
and deposit liabilities	$ 17,459	$ -	$ -	$ 17,459

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2020, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$ -	$ 42,282	$ -	$ 42,282	4.9%
At book value less surrender
charge of 5% or more	77	-	-	77	0.0%
At market value	-	-	585,702	585,702	68.8%

Total with adjustment or
at market value	77	42,282	585,702	628,061	73.7%
At book value with minimal or
no charge adjustment	189,630	-	-	189,630	22.3%
Not subject to
discretionary withdrawal	34,113	-	-	34,113	4.0%

Gross annuity reserves and
deposit liabilities	223,820	42,282	585,702	851,804	100.0%
Ceded reserves	207,899	-	-	207,899

Total net annuity reserves
and deposit liabilities	$ 15,921	$ 42,282	$ 585,702	$ 643,905

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$ -	$ 28,602	$ -	$ 28,602	17.5%
At market value			133,765	133,765	80.7%
Total with adjustment or
at market value	-	28,602	133,765	162,367	97.7%
At book value with minimal or
no charge adjustment	4,091	-	-	4,091	2.3%

Gross annuity reserves and
deposit liabilities	4,091	28,602	133,765	166,458	100.0%
Ceded reserves	80	-	-	80

Total net annuity reserves
and deposit liabilities	$ 4,011	$ 28,602	$ 133,765	$ 166,378

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$ -	$ -	$ -	$ -	0.0%
At book value less surrender
charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or
at fair value	-	-	-	-	0.0%
At book value with minimal or
no charge adjustment	17,103	-	-	17,103	100.0%
Not subject to
discretionary withdrawal	-	-	-	-	0.0%

Gross annuity reserves and
deposit liabilities	17,103	-	-	17,103	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves
and deposit liabilities	$ 17,103	$ -	$ -	$ 17,103

The following table shows policy liabilities associated with the Company’s annuity products as of December 31:

2021
Annuities	$ 18,711
Deposit-type contracts	17,459
Annuity reserves from the separate accounts	838,169
Total annuity reserves	$ 874,339

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2021:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$ 51,988	$ 52,843	$ 54,441	$ -	$ -	$ -
Universal life	78,961	78,961	88,588	-	-	-
Other permanent cash value
life insurance	-	-	-	-	-	-
Variable universal life	106,002	105,828	109,640	1,364,063	1,364,063	1,364,063
Miscellaneous reserves	-	618,523	655,958	-	-	-
Not subject to discretionary withdrawal
or no cash values:
Term policies without cash value¹	-	-	3,114	-	-	-
Accidental death benefits¹	-	-	26	-	-	-
Disability - active lives¹	-	-	220	-	-	-
Disability - disabled lives¹	-	-	2,333	-	-	-
Miscellaneous reserves¹	-	-	20,670	-	-	-
Gross reserves before reinsurance	236,951	856,155	934,990	1,364,063	1,364,063	1,364,063
Ceded reinsurance	236,951	287,934	314,825	-	-	-
Net reserves	$ -	$ 568,221	$ 620,165	$1,364,063	$1,364,063	$1,364,063
1 Account value and cash value not applicable.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
The following table shows life reserves by withdrawal characteristics at December 31, 2020:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$ 55,003	$ 56,136	$ 57,910	$ -	$ -	$ -
Universal life	82,118	82,119	90,978	-	-	-
Other permanent cash value
life insurance	-	142	243	-	-	-
Variable universal life	107,278	106,443	110,616	1,210,991	1,210,991	1,210,991
Miscellaneous reserves	-	685,675	728,861	-	-	-
Not subject to discretionary withdrawal
or no cash values:
Term policies without cash value¹	-	-	5,819	-	-	-
Accidental death benefits¹	-	-	24	-	-	-
Disability - active lives¹	-	-	200	-	-	-
Disability - disabled lives¹	-	-	96,556	-	-	-
Miscellaneous reserves¹	-	-	22,109	-	-	-
Gross reserves before reinsurance	244,399	930,515	1,113,318	1,210,991	1,210,991	1,210,991
Ceded reinsurance	244,399	313,042	440,283	-	-	-
Net reserves	$ -	$ 617,473	$ 673,035	$1,210,991	$1,210,991	$1,210,991
1 Account value and cash value not applicable.

The following table shows policy liabilities associated with the Company’s life products as of December 31:

2021
Life	$ 618,280
Miscellaneous	1,885
Life reserves from the separate accounts	1,364,063

Total life insurance reserves	$1,984,228

Note 10: Statutory Financial Data and Dividend Restrictions

RBC requirements promulgated by the NAIC and adopted by the Insurance Department require U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2021 and 2020, USIC’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

Under applicable Kansas state insurance laws and regulations, the Company is required to maintain minimum capital and surplus of $1,200 at December 31, 2021. The Insurance Department also requires a $400 deposit for fair value of securities that must be held for the protection of all Company’s policyholders or creditors, or both.

USIC is subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
extraordinary dividends, as defined by statutes, require regulatory approval. USIC could pay up to $30,200 in stockholder dividends in 2022 without the approval of the Insurance Department.

Note 11: Commitments and Contingencies

Investment Commitments

The Company has the following investment commitments outstanding at December 31:

	2021	2020

Mortgage loans	$ 2,550	$ -

Total investment commitments	$ 2,550	$ -

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2021 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $4,161 and $4,200 at December 31, 2021 and 2020, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $2,638 and $2,989 as of December 31, 2021 and 2020, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows:

	2021	2020

Asset recognized from paid and accrued
premium tax offsets prior year-end	$ 2,989	$ 3,531

Decreases:
Premium tax offset applied	467	493
Accrued assessments	29	118

Total decreases	496	611

Increases:
Creditable guaranty fund assessments paid	145	69

Total increases	145	69

Asset recognized from paid and accrued
premium tax offsets year-end	$ 2,638	$ 2,989

Due to the uncertainty of the anticipated cashflows related to invoicing of the remaining assessments from insolvencies of entities that wrote LTC contracts, the following related guaranty fund liabilities and assets at December 31, 2021 have not been discounted:

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Name of Insolvency	Guaranty Fund Assessment	Related Assets
Penn Treaty	$ 2,167	$ 2,167
Others	1,994	471
Total	$ 4,161	$ 2,638

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated statutory basis financial statements of the Company.

Note 12: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2021	2020

Nonadmitted assets:
Other	$ (396)	$ (416)
Total nonadmitted assets deducted from surplus	$ (396)	$ (16,066)

Asset valuation reserve deducted from surplus	$ (6,863)	$ 10,510
Deferred gain on sale of FFG	15,314
Deferred gain on reinsurance with Sun Life	9,763
Unrealized capital losses deducted from surplus	(6,013)	2,172

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 13: Premiums Deferred and Uncollected

Deferred and uncollected life insurance premiums as of December 31 are shown in the following table:

	2021
		Net of
	Gross	Loading

Ordinary new business	$ -	$ (352)
Ordinary renewal	841	841
Group Life	-	-
Accident and health	4	4

Totals	$ 845	$ 493

Gross premium represents the amount of premium charged to the policyholders. The amounts net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.
Note 14: Separate Accounts

The general account of the Company had no separate account guarantees as of December 31, 2021.

Separate accounts held by the Company represent policyholder funds for variable annuity and variable life contracts. The separate account assets primarily consist of mutual funds that contain common stocks. Additionally, the separate accounts include long-term bonds and short-term investments, which are carried at estimated fair value.

In 2001, the Company fully ceded its separate accounts business on a modified co-insurance basis to Talcott Resolution.

The separate account assets legally insulated and not legally insulated from the general account as of December 31, 2021 are attributed to the following products/transactions:

	2021		2020
		Separate Account		Separate Account
	Legally	Assets Not	Legally	Assets Not
	Insulated Assets	Legally Insulated	Insulated Assets	Legally Insulated

Individual variable annuity	$ 768,904	$ -	$ 720,173	$ -
Variable life	1,364,063	-	1,211,426	-
Modified guarantee contracts	-	79,922	-	79,922

Total assets	$ 2,132,967	$ 79,922	$ 1,931,599	$ 79,922

The Company’s separate accounts, primarily for individual policyholders, do not have any minimum guarantees and the investment risks associated with market value charges are borne entirely by the policyholder.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Information relating to the Company’s separate account business as of December 31 is set forth in the tables below:

	2021			2020
	Non-Indexed with Guarantees Less Than/Equal to 4%	Non-Guaranteed	Total	Non-Indexed with Guarantees Less Than/Equal to 4%	Non-Guaranteed	Total
Reserves for accounts
with assets at fair value	$ 69,821	$ 2,132,058	$ 2,201,879	$ 70,884	$ 1,930,458	$ 2,001,342
Reserves with assets subject
to discretionary withdrawal:
At fair value	-	2,132,058	2,132,058	-	1,930,458	1,930,458
With market value adjustment	69,821	-	69,821	70,884	-	70,884

Subtotal separate account liabilities	$ 69,821	$ 2,132,058	$ 2,201,879	$ 70,884	$ 1,930,458	$ 2,001,342
Transfer to separate accounts			11,010			9,951
Total separate account liabilities			$ 2,212,889			$ 2,011,293

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2021	2020

Transfers to separate accounts	$ 38,580	$ 39,424
Transfers from separate accounts	(154,303)	(142,024)
Reinsurance ceded	115,723	102,600
Transfers as reported in the Statement of Operations	$ -	$ -

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 15: Subsequent Events

The Company evaluated subsequent events from December 31, 2021 through April 1, 2022, the date the statutory basis financial statements were available for issuance. During this period, there were no significant subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements.

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

Net investment income earned:
Government bonds	$ 277
Bonds exempt from U.S. tax	-
Other bonds (unaffiliated)	44,449
Bonds of affiliates	-
Preferred stocks (unaffiliated)	2,867
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	52
Common stocks of affiliates	-
Mortgage loans	2,083
Real estate	4,584
Premium notes, contract loans and liens	293
Cash	-
Cash equivalents	2
Short-term investments	-
Other invested assets	898
Derivatives	-
Aggregate write-ins for net investment income	86
Gross net investment income	$ 55,591

Real estate owned - book value less encumbrances (excluding home office)

Mortgage loans - book value:
Farm mortgages	$ -
Residential mortgages	-
Commercial mortgages	43,816
Total mortgage loans	$ 43,816

Mortgage loans by standing - book value:
Good standing	$ 43,816
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-
Other long-term assets-statement value
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds
Preferred stocks	-
Common stocks

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$ 7,985
Over 1 year through 5 years	76,903
Over 5 years through 10 years	307,477
Over 10 years through 20 years	299,484
Over 20 years	124,125

Total by maturity	$ 815,974

Bonds by class - statement value
Class 1	$ 439,288
Class 2	351,124
Class 3	25,562
Class 4	-
Class 5	-
Class 6	-
Total by class	$ 815,974

Total bonds publicly traded	769,297
Total bonds privately placed	46,677

Preferred stocks - statement value	30,543
Common stocks - market value	-
Short-term investments - book value	-
Options, caps & floors - statement value	-
Options, caps & floors written and in force - statement value (excluding liabilities)	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value (excluding liabilities)	-
Cash	(371)
Cash equivalents	10,844

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

Life insurance in force:
Industrial	$ 22,852
Ordinary	7,114,896
Group life	648,933

Amount of accidental death insurance in force under ordinary policies	92,477

Life insurance policies with disability provisions in force:
Ordinary	4,129
Group life	6,711

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	4,362
Amount of income payable	-
Ordinary - involving life contingencies:
Amount on deposit	-
Amount of income payable	42

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

Annuities:
Ordinary
Immediate - amount of income payable	$ 4,674
Deferred - fully paid - account balance	808,676
Deferred - not fully paid - account balance	5,066

Accident and health insurance - premium in force
Group	2,325
Credit	-
Other	95,322

Dividend accumulations - account balance	13,251

Claim payments 2021
Group accident and health - year ended December 31
2021	3
2020	98
2019	56
2018	44
2017	277
Prior	999

Other accident and health
2021	106
2020	251
2019	260
2018	445
2017	572
Prior	263

Obligations under securities lending	-

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds (Schedule D, Part 1):
U.S. governments	$ 7,210	$ 7,210	0.8%
All other governments	-	-	0.0%
U.S. states, territories and possessions, etc. guaranteed	2,414	2,414	0.3%
U.S. political subdivisions of states, territories,
and possessions, guaranteed	29,643	29,643	3.2%
U.S. special revenue and special assessment
obligations, etc. non-guaranteed	51,095	51,095	5.6%
Industrial and miscellaneous	725,612	725,612	79.2%
Hybrid securities	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
SVO identified funds	-	-	0.0%
Unaffiliated Bank loans	-	-	0.0%
Total long-term bonds	815,974	815,974	89.1%
Preferred stocks
Industrial and miscellaneous (Unaffiliated)	30,543	30,543	3.3%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	30,543	30,543	3.3%
Common stocks	-	-	0.0%
Mortgage loans	43,816	43,816	4.9%
Cash, cash equivalents and short-term investments	10,473	10,473	1.1%
Contract loans	4,924	4,924	0.5%
Derivatives	310	310	0.0%
Other invested assets (Schedule BA)	10,359	10,359	1.1%
Receivable for securities	-	-	0.0%
Total invested assets	$ 916,399	$ 916,399	100.0%

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

1.USIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.
2.USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.
3.USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.
4.USIC has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.
5.USIC cedes certain annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

SUPPLEMENT FOR THE YEAR 2021 OF THE UNION SECURITY INSURANCE COMPANY

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	COMMERCIAL	$ 7,594,092	0.8 %
16.03	COMMERCIAL	$ 6,181,331	0.7 %
16.04	COMMERCIAL	$ 4,755,000	0.5 %
16.05	COMMERCIAL	$ 4,549,007	0.5 %
16.06	COMMERCIAL	$ 3,971,161	0.4 %
16.07	COMMERCIAL	$ 3,473,113	0.4 %
16.08	COMMERCIAL	$ 2,489,046	0.3 %
16.09	COMMERCIAL	$ 2,257,138	0.2 %
16.10	COMMERCIAL	$ 2,035,794	0.2 %
16.11	COMMERCIAL	$ 2,021,857	0.2 %

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

		Loans	
16.12	Construction loans	$	%
16.13	Mortgage loans over 90 days past due	$	%
16.14	Mortgage loans in the process of foreclosure	$	%
16.15	Mortgage loans foreclosed	$	%
16.16	Restructured mortgage loans	$	%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural	
	Loan to Value	1	2	3	4	5	6
17.01	above 95%	$	%	$	%	$	%
17.02	91 to 95%	$	%	$	%	$	%
17.03	81 to 90%	$	%	$	%	$	%
17.04	71 to 80%	$	%	$ 7,594,092	0.8 %	$	%
17.05	below 70%	$	%	$ 36,221,449	3.9 %	$	%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description 1	2	3
18.02		$	%
18.03		$	%
18.04		$	%
18.05		$	%
18.06		$	%

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$	%
	Largest three investments held in mezzanine real estate loans:		
19.03		$	%
19.04		$	%
19.05		$	%

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules